“Exhibit 10(k)”

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	▶	Rating DOA7	Page 1 Of 69

2. Contract (Proc. Inst. Ident) No. W15P7T-07-D-J402	3. Effective Date 31 Aug 2007	4. Requisition/Purchase Request/Project No. SEE SCHEDULE

5. Issued By	Code	W15P7T	6. Administered By (If Other Than Item 5)	Code	S2101A

COMMANDER US ARMY CECOM, ACQ CENTER AMSEL-ACCA-RT-B KEVIN KING (732) 532-0968 FORT MONMOUTH, NJ 07703-5008			DCMA MARYLAND 217 EAST REDWOOD STREET SUITE 1800 BALTIMORE, MD 21202-5299

e-mail address: KEVIN.KING11@CONUS.ARMY.MIL			SCD C PAS NONE ADP PT HQ0338

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)	8. Delivery
COMTECH MOBILE DATACOM CORPORATION 20430 CENTURY BLVD GERMANTOWN, MD 20874-1202	☐	FOB Origin	☒	Other (See Below)

9. Discount For Prompt Payment

TYPE BUSINESS: Large Business Performing in U.S.		10. Submit Invoices	▶	Item
		(4 Copies Unless Otherwise Specified)		12
Code 04NA3	Facility Code	To The Address Shown In:

11. Ship To/Mark For	Code	12. Payment Will Be Made By	Code	HQ0338
SEE SCHEDULE		DFAS - COLUMBUS CENTER SOUTH ENTITLEMENT OPERATIONS P. O. BOX 182264 COLUMBUS, OH 43218-2264

13. Authority For Using Other Than Full And Open Competition:				14. Accounting And Appropriation Data
☒	10 U.S.C. 2304(c)(1)	☒	41 U.S.C. 253(c)(1)

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount

SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price Cost-Plus-Fixed-Fee	KIND OF CONTRACT: Service Contracts Supply Contracts and Priced Orders

Contract Expiration Date: 2011DEC31	15G. Total Amount Of Contract	–	$0.00

16. Table Of Contents

☒	Section	Description	Page(s)	☒	Section	Description	Page(s)

Part I - The Schedule				Part II - Contract Clauses

X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	45

X	B	Supplies or Services and Prices/Costs	2	Part III - List Of Documents, Exhibits, And Other Attachments

X	C	Description/Specs./Work Statement	21	X	J	List of Attachments	69

X	D	Packaging and Marking	23	Part IV - Representations And Instructions

X	E	Inspection and Acceptance	24		K	Representations, Certifications, and

X	F	Deliveries or Performance	25			Other Statements of Offerors

X	G	Contract Administration Data	29		L	Instrs., Conds., and Notices to Offerors

X	H	Special Contract Requirements	31		M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☒ Contractor’s Negotiated Agreement (Contractor is required to sign this document and return 2 signed copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.☐ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number ___________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)			20A. Name Of Contracting Officer
Daniel S. Wood, President Comtech Mobile Datacom Corp.			WILLIAM APPLEGATE WILLIAM.H.APPLEGATE@CONUS.ARMY.MIL (732) 532-5377

19B. Name of Contractor		19c. Date Signed	20B. United States Of America		20C. Date Signed
By			By
	/s/ Daniel S. Wood	31 Aug 2007		/s/ William H. Applegate	31 Aug 2007
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	25-106	Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE	GPO : 1985 0 – 478-632	Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

1001	SECURITY CLASS:

1001AA	PY 1 L-BAND SATELLITE SERVICES		LO

PROGRAM YEAR 1 L-BAND SATELLITE SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.1. REFER TO ATTACHMENT 02 IN SECTION J FOR SPECIFIC RANGE PRICING. PERIOD OF PERFORMANCE IS FROM DATE OF AWARD THROUGH 31 DECEMBER 2007. THIS EFFORT IS FIRM FIXED PRICE (FFP)

(End of narrative B001)

1002	SECURITY CLASS:

1002AA	PY 1 SUPPORT SERVICES		LO		$

PROGRAM YEAR 1 SUPPORT SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARAS
3.2,3.3,3.5,3.6,3.7,3.8. 1 LO CONSISTS OF 12 MONTHS OF SUPPORT SERVICES TO SUPPORT THE BASELINE REQUIREMENT OF L-BAND SATELLITE SERVICES. PERIOD OF PERFORMANCE IS FROM DATE OF AWARD THROUGH 31 DECEMBER 2007. THIS EFFORT IS COST PLUS FIXED FEE (CPFF)

(End of narrative B001)

1003	SECURITY CLASS:

1003AA	PY 1 HARDWARE		EA

PROGRAM YEAR 1 FBCB2 BFT HARDWARE REQUIREMENTS IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.4. REFER TO

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE		AMOUNT

ATTACHMENT 03 IN SECTION J FOR HARDWARE RANGE PRICING. PERIOD OF PERFORMANCE IS FROM DATE OF AWARD THROUGH 31 DECEMBER 2007. THIS EFFORT IS FIRM FIXED PRICE (FFP)

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SEE SCHEDULE

2001	SECURITY CLASS:

2001AA	PY 2 L-BAND SATELLITE SERVICES			LO

PROGRAM YEAR 2 L-BAND SATELLITE SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.1. REFER TO ATTACHMENT 02 IN SECTION J FOR SPECIFIC RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2008 THROUGH 31 DECEMBER 2008. THIS EFFORT IS FIRM FIXED PRICE (FFP)

(End of narrative B001)

2002	SECURITY CLASS:

2002AA	PY 2 SUPPORT SERVICES			LO		$

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PROGRAM YEAR 2 SUPPORT SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARAS
3.2,3.3,3.5,3.6,3.7,3.8. 1 LO CONSISTS OF 12 MONTHS OF SUPPORT SERVICES TO SUPPORT THE BASELINE REQUIREMENT OF L-BAND SATELLITE SERVICES. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2008 THROUGH 31 DECEMBER 2008. THIS EFFORT IS COST PLUS FIXED FEE (CPFF)

(End of narrative B001)

2003		SECURITY CLASS:

2003AA		PY 2 HARDWARE		EA

PROGRAM YEAR 2 FBCB2 BFT HARDWARE REQUIREMENTS IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.4. REFER TO ATTACHMENT 03 IN SECTION J FOR HARDWARE RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2008 THROUGH 31 DECEMBER 2008. THIS EFFORT IS FIRM FIXED PRICE (FFP)

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SEE SCHEDULE

3001		SECURITY CLASS:

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 5 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

3001AA	PY 3 L-BAND SATELLITE SERVICES		LO

PROGRAM YEAR 3 L-BAND SATELLITE SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.1. REFER TO ATTACHMENT 02 IN SECTION J FOR SPECIFIC RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2009 THROUGH 31 DECEMBER 2009. THIS EFFORT IS FIRM FIXED PRICED (FFP)

(End of narrative B001)

3002	SECURITY CLASS:

3002AA	PY 3 SUPPORT SERVICES		LO		$

PROGRAM YEAR 3 SUPPORT SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARAS
3.2,3.3,3.5,3.6,3.7,3.8. 1 LO CONSISTS OF 12 MONTHS OF SUPPORT SERVICES IN SUPPORT OF THE BASELINE REQUIREMENT OF L-BAND SATELLITE SERVICES. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2009 THROUGH 31 DECEMBER 2009. THIS EFFORT IS COST PLUS FIXED FEE (CPFF)

(End of narrative B001)

3003	SECURITY CLASS:

3003AA	PY 3 HARDWARE		EA

PROGRAM YEAR 3 FBCB2 BFT HARDWARE REQUIREMENTS IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.4. REFER TO ATTACHMENT 03 IN SECTION J FOR HARDWARE RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2009 THROUGH 31 DECEMBER 2009. THIS EFFORT IS FIRM FIXED PRICE (FFP)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 6 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SEE SCHEDULE

4001		SECURITY CLASS:

4001AA		PY 4 L-BAND SATELLITE SERVICES		LO

PROGRAM YEAR 4 L-BAND SATELLITE SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.1. REFER TO ATTACHMENT 02 IN SECTION J FOR SPECIFIC RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2010 THROUGH 31 DECEMBER 2010. THIS EFFORT IS FIRM FIXED PRICED (FFP)

(End of narrative B001)

4002		SECURITY CLASS:

4002AA		PY 4 SUPPORT SERVICES		LO		$

PROGRAM YEAR 4 SUPPORT SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARAS
3.2,3.3,3.5,3.6,3.7,3.8. 1 LO CONSISTS OF 12 MONTHS

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 7 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

OF SUPPORT SERVICES TO SUPPORT THE BASELINE REQUIREMENT OF L-BAND SATELLITE SERVICES. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2010 THROUGH 31 DECEMBER 2010. THIS EFFORT IS COST PLUS FIXED FEE (CPFF)

(End of narrative B001)

4003	SECURITY CLASS:

4003AA	PY 4 HARDWARE			EA

PROGRAM YEAR 4 FBCB2 BFT HARDWARE REQUIREMENTS IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.4. REFER TO ATTACHMENT 03 IN SECTION J FOR HARDWARE RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2010 THROUGH 31 DECEMBER 2010. THIS EFFORT IS FIRM FIXED PRICE (FFP)

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SEE SCHEDULE

5001	SECURITY CLASS:

5001AA	PY 5 L-BAND SATELLITE SERVICES			LO

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 8 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

PROGRAM YEAR 5 L-BAND SATELLITE SERVICES IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.1. REFER TO ATTACHMENT 002 IN SECTION J FOR SPECIFIC RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2011 THROUGH 31 DECEMBER 2011. THIS EFFORT IS FIRM FIXED PRICED (FFP)

(End of narrative B001)

5002	SECURITY CLASS:

5002AA	PY 5 SUPPORT SERVICES		LO		$

PROGRAM YEAR 5 SUPPORT SERVICES FOR IMPROVED FBCB2 BFT NETWORK COMPONENTS AND SOFTWARE IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARAS
3.2,3.3,3.5,3.6,3.7,3.8. 1 LO CONSISTS OF 12 MONTHS OF SUPPORT SERVICES TO SUPPORT THE BASELINE REQUIREMENT OF L-BAND SATELLITE SERVICES. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2011 THROUGH 31 DECEMBER 2011. THIS EFFORT IS COST PLUS FIXED FEE (CPFF)

(End of narrative B001)

5003	SECURITY CLASS:

5003AA	PY 5 HARDWARE		EA

PROGRAM YEAR 5 FBCB2 BFT HARDWARE REQUIREMENTS IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XXI BATTLE COMMAND BRIGADE & BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.4. REFER TO ATTACHMENT 003 IN SECTION J FOR RANGE PRICING. PERIOD OF PERFORMANCE IS FROM 01 JANUARY 2011 THROUGH 31 DECEMBER 2011. THIS EFFORT IS FIRM FIXED PRICE (FFP)

(End of narrative B001)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 9 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT		UNIT PRICE		AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6000	SECURITY CLASS:

6000AA	PACKET SWITCH & OPERATIONS DAILY LOG				$		$

THE CONTRACTOR SHALL SUBMIT PACKET SWITCH AND OPERATIONS DAILY LOG IAW SOW PARA 3.2 & CDRL C001 DI-MGMT-80368, DD FORM 1423-1 (SEE SECTION J, EXHIBIT A, FOR A COPY OF CDRL). THIS EFFORT IS FIRM FIXED PRICED (FFP)

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO:
(Y00000)

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6001	SECURITY CLASS:

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 10 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT		UNIT PRICE		AMOUNT

6001AA	ACCEPTANCE TEST PLAN & PROCEDURES				$		$

THE CONTRACTOR SHALL SUBMIT ACCEPTANCE TEST PLAN AND TEST PROCEDURES IAW SOW PARA 3.4 & CDRL C002, DI NTTI-80603 AND DI-NTDI-80566, DD FORM 1423-1 (SEE SECTION J, EXHIBIT B, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6002	SECURITY CLASS:

6002AA	FIRST ARTICLE TEST QUALIFICATION TEST PLAN				$		$

THE CONTRACTOR SHALL SUBMIT FIRST ARTICLE QUALIFICATIONS TEST REPORT IAW SOW PARA 3.4 & CDRL C003 DI-NDTI80566, DD FORM 1423-1 (SEE SECTION J, EXHIBIT C, FOR COPY OF CDRL.

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 11 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6003		SECURITY CLASS:

6003AA		FIRST ARTICLE QUALIFICATION TEST REPORT			$		$

THE CONTRACTOR SHALL SUBMIT FIRST ARTICLE QUALIFICATION TEST REPORT IAW SOW PARA 3.4 & CDRL C004, DI-NTDI-80809B, DD FORM 1423-1 (SEE SECTION J, EXHIBIT D, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SEE SCHEDULE

6004		SECURITY CLASS:

6004AA		PY 1 BAR CODE ID REPORT FOR UNIQUE ID (UID)			$		$

THE CONTRACTOR SHALL SUBMIT BAR CODE IDENTIFICATION REPORT FOR UNIQUE IDENTIFICATION (UID) IAW SOW PARA 3.4 & CDRL C005 DI-MGMT-80177A, DD FORM 1423-1 (SEE SECTION J, EXHIBIT E, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 12 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6005	SECURITY CLASS:

6005AA	FIRMWARE VERSION DESCRIPTION DOCUMENT REPORT				$		$

THE CONTRACTOR SHALL SUBMIT FIRMWARE VERSION DESCRIPTION DOCUMENT REPORT IAW SOW PARA 3.4 & CDRL C006, DI-IPSC-81442, DD FORM 1423-1 (SEE SECTION J, EXHIBIT F, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6006	SECURITY CLASS:

6006AA	SOFTWARE TEST PLAN AND VERIFICATION MATRIX				$		$

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 13 of 69

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

THE CONTRACTOR SHALL SUBMIT SOFTWARE TEST PLAN AND VERIFICATION MATRIX IAW SOW PARA 3.4 & CDRL C007, DI-IPSC-81439, DD FORM 1423-1 (SEE SECTION J, EXHIBIT G, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6007		SECURITY CLASS:

6007AA		SOFTWARE TEST PROCEDURES			$		$

THE CONTRACTOR SHALL SUBMIT SOFTWARE PROCEDURES IAW SOW PARA 3.4 & CDRL C008, DI-IPSC-81439, DD FORM 1423-1 (SEE SECTION J, EXHIBIT H, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 14 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

6008		SECURITY CLASS:

6008AA		SOFTWARE TEST REPORT			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT SOFTWARE TEST REPORT IAW SOW PARA 3.4 & CDRL C009, DI-IPSC-81440, DD FORM 1423-1 (SEE SECTION J, EXHIBIT J, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6009		SECURITY CLASS:

6009AA		MEETING MINUTES			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT MEETING MINUTES IAW SOW PARA 3.6 & CDRL C013, DI-MISC-80711A, DD FORM 1423-1 (SEE SECTION J, EXHIBIT K, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 15 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT		UNIT PRICE		AMOUNT

	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6010	SECURITY CLASS:

6010AA	CONTRACTOR STATUS REPORT				$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT CONTRACTOR STATUS REPORT IAW SOW PARA 3.6 & CDRL C014, DI-MISC-80227, DD FORM 1423-1 (SEE SECTION J, EXHIBIT L, FOR A COPY OF CDRL)

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6011	SECURITY CLASS:

6011AA	CONTRACTOR PERFORMANCE REPORT				$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT CONTRACTOR PERFORMANCE REPORT IAW SOW PARA 3.6 & CDRL C015, DI-MGMT-81466A, DD FORM 1423-1 (SEE SECTION J, EXHIBIT M, FOR A COPY

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ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6012		SECURITY CLASS:

6012AA		PRODUCTION SURGE PLAN			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT PRODUCTION SURGE PLAN IAW SOW PARA 3.6 & CDRL C016, DI-MGMT-80969, DD FORM 1423-1 (SEE SECTION J, EXHIBIT N, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6013		SECURITY CLASS:

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ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

6013AA		CONTRACTOR COST DATA REPORTING			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT CONTRACTOR COST DATA REPORTING IAW SOW PARA 3.6 & CDR C017, DI-MGMT-81334B, DD FORM 1423-1 (SEE SECTION J, EXHIBIT P, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6014		SECURITY CLASS:

6014AA		COST DATA SUMMARY REPORT			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT CONTRACTOR COST DATA SUMMARY REPORTING IAW SOW PARA 3.6 & CDRL C018, DI- MGMT-81565A, DD FORM 1423-1 (SEE SECTION J, EXHIBIT Q, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

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ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6015		SECURITY CLASS:

6015AA		FUNCTIONAL COST HOURLY REPORT			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT CONTRACTOR COST HOURLY REPORT IAW SOW PARA 3.6 & CDRL C019, DI-FNCL-81566A, DD FORM 1423-1 (SEE SECTION J, EXHIBIT R, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6016		SECURITY CLASS:

6016AA		CONTRACTOR MANPOWER REPORT			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT CONTRACTOR MANPOWER REPORT IAW SOW PARA 3.6 & CDRL C020, DI-MISC-80711A, DD FORM 1423-1 (SEE SECTION J, EXHIBIT S, FOR A COPY OF CDRL).

(End of narrative B001)

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ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT		UNIT PRICE		AMOUNT

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6017		SECURITY CLASS:

6017AA		MANAGEMENT PLAN FOR THE CCB			$	____________	$	____________

THE CONTRACTOR SHALL SUBMIT MANAGEMENT PLAN FOR THE CONFIGURATION CONTROL BOARD (CCB) IAW SOW PARA 3.8 & CDRL C022, DI-MGMT-80004, DD FORM 1423-1 (SEE SECTION J, EXHIBIT T, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

6018		SECURITY CLASS:

6018AA		CCB DOCUMENTS			$	____________	$	____________

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ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT		UNIT PRICE		AMOUNT

THE CONTRACTOR SHALL SUBMIT CONFIGURATION CONTROL BOARD (CCB) DOCUMENTS IAW SOW PARA 3.8 & CDRL C023, DI-MGMT-80004, DD FORM 1423-1 (SEE SECTION J, EXHIBIT U, FOR A COPY OF CDRL).

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE IN ACCORDANCE WITH DD 1423-1.

7000	SECURITY CLASS:

7000AA	PY 1-PY 5 CONTRACTOR MANPOWER REPORTING				$	____________	$	____________

PROGRAM YEAR 1 THROUGH 5 CONTRACTOR MANPOWER REPORTING IN ACCORDANCE WITH THE STATEMENT OF WORK (SOW) FOR FORCE XX1 BATTLE COMMAND BRIGADE AND BELOW (FBCB2) BLUE FORCE TRACKING (BFT) SATELLITE SUPPORT PARA 3.6.6. THE PERIOD OF PERFORMANCE IS FROM DATE OF AWARD THROUGH 31 DECEMBER 2011.

(End of narrative B001)

Packaging and Marking

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

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SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date

C-1	52.6900	ORDER OF PRECEDENCE, ISSUE OF SPECIFICATIONS (STATEMENT OF WORK)	AUG/2005

                    1. The documents listed at AttachmentS are directly cited within this solicitation/contract and are furnished at Section J. The equipment on contract will be produced in accordance with these documents.

                    2. The issue(s) (i.e., number, revision, title and issuance date) of the documents cited at Attachments govern over any other issue of the same document(s) cited elsewhere within this solicitation/contract. However, when applicable, modifications/exceptions to these documents apply as specified in the provision entitled ‘Modifications/Exceptions to Listed Specifications and Drawings’ in Section C. When necessary, copies of cancelled or superseded specifications and/or standards applicable to this solicitation/contract are furnished at Section J (also see provision entitled ‘Cancelled Specification Reinstated’ in Section C).

                    3. When applicable, a list of the Contract Data Requirements Lists (CDRLs - DD Form 1423s) that apply to this contract are furnished at Exhibits in section J. The contractor will prepare and deliver the data and information in accordance with the requirements, quantities and schedules set forth by these CDRLs unless stated explicitly elsewhere in this solicitation/contract. The Data Item Description (DID) is available on line at <http://assist.daps.dla.mil/>

   When necessary, copies of canceled or superseded Data Item Descriptions applicable to this solicitation/contract are furnished at Section J.

                    4. The offeror/contractor is responsible for reviewing the entire solicitation/contract to identify all directly cited and subsequent referenced documents. Unless stated explicitly elsewhere in this solicitation/contract, the issue of these documents is that which appears in the online edition of the Department of Defense Index of Specification and Standards (DoDISS) and Supplements. Immediately upon completion of this review, the offeror/contractor will notify the Procuring Contracting Officer (PCO) of any conflicts or misunderstandings between this provision and other contractual requirements.

                    5. All directly cited or referenced documents not furnished with this solicitation may be obtained as follows:

                              a. Specifications, Standards and Data Item Descriptions listed in the DoDISS. Obtain these documents from:

DODSSP
Building 4/Section D
700 Robbins Avenue
Philadelphia, PA 19111-5094

FAX: (215) 697-1462

                              Note that requests for specification MIL-E-1 must include reference to the tube type.

                              b. Commercial Specifications, Standards, and Standards and Descriptions. When applicable, obtain these documents directly from the publisher.

                              c. Standard Practice for Commercial Packaging (ASTM D 3951-98). When applicable, obtain this document from:

American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959

NOTE: You may also obtain Specification and Standard Information via the Defense Standardization Program Office Webpages, <http://forms.daps.dla.mil/> or <http://dodssp.daps.dla.mil> or <http://neds.daps.dla.mil> Free registration for a UserID and password are required prior to using ASSIST-Online. In most cases, you will be able to download cases from your standard browser. The ASSIST- Online Website is located at: <http://assist.daps.dla.mil>. DoDISS is published online at: <http://dodssp.daps.dla.mil/dodiss index.htm>. DoDISS Notice is published online at: http://dodssp.daps.dla.mil/dodiss.htm.

                    6. Notes for Solicitations Involving Government-Furnished Drawings. The drawings specified in this solicitation depict the physical and functional requirements for the complete item and parts thereof. They do not contain complete details of all intervening processes, from raw material to finished products, which are necessary to fabricate, control, test, adjust, assemble and inspect the equipment on order.

                              a. Drawing Review and Certification.

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                                                  (1) The government has examined the Technical Data Package and believes that all drawings and related drawing lists needed to prepare a realistic bid/offer and construct the equipment are included therein.

                                                  (2) The bidder/offeror/contractor shall utilize the documents (35mm aperture card or digital computerized files) copies of the drawings supplied with this solicitation as a basis for preparing the bid/offer and constructing the equipment on order in the event of contract award. The bidder/offeror is responsible for assuring that these documents contain all drawings cited in Attachments, excluding drawings for those items which will be government-furnished for incorporation into the equipment on order. Missing or illegible drawings must be reported to the PCO within 15 days after issuance of this solicitation.

                                                  (3) Concurrent with the submission of the bid/offer, the bidder/offeror will certify that the document set of drawings in the bidder’s/offeror’s possession is complete and legible. If not submitted, the successful bidder/offeror will be required to furnish such certification prior to award.

                                                  (4) Failure by the bidder/offeror to advise the government of any missing or illegible drawings, or to provide the certification described in paragraph 6.a.(3) above will not be considered an excusable cause for late deliveries or the submission of nonconforming supplies nor constitute grounds for a claim against the government subsequent to contract award.

                                        b. Disposition of Drawings and Specifications.

                         (1) Nonclassified drawings and specifications furnished with this solicitation/contract are not to be returned to the government. They may be retained by the offeror for future reference or disposed of in any manner at the discretion of the offeror.

                         (2) Disposition of classified documents furnished with this solicitation/contract shall be in accordance with Chapter 5, Section 7, of the National Industrial Security Program Operating Manual (NISPOM), January 1995, DoD 5220.22-M.

                    7. Discrepancies in Section B Item Descriptions. The bidder/offeror is responsible for notifying the PCO immediately in the event that:

                    a. A line item in this solicitation does not identify the correct part number, drawing number, or specification, or

                    b. The identification of such parts is inconsistent, or

                    c. The line item refers to an obsolete part/model or a part/model which is no longer the latest baseline configuration for that time.

In such situations, the bidder/offeror will submit correcting information to the PCO for evaluation and action.

DEFINITION OF DAC/DAYS AFTER CONTRACT

                    The abbreviation ‘DAC’ for days after contract as used on the Contract Data Requirements List, DD Form 1423, attached to this solicitation or contract, means days after (checked date applies):

                    ( ) effective date of contract.

                    (x) date of contract award.

(End of clause)

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SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.7026	CONFIDENTIAL OR SECRET MATERIEL/DOCUMENTS—METHOD OF TRANSMISSION	NOV/1996

                    (a) Materiel will be packed to conceal it properly and to avoid suspicion as to contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE CLASSIFICATION APPEAR ON EXTERNAL MARKINGS (EXTERIOR CONTAINERS). (See Chapter 4 of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

                    (b) Documents will be enclosed in two opaque envelopes or covers. The inner envelope or cover containing the documents being transmitted will be addressed, return addressed, and sealed. The classification of the documents being transmitted will be clearly marked on the front and back of the inner container. The classified documents will be protected from direct contact with the inner cover by a cover sheet or by folding inward. For SECRET documents, a receipt form identifying the addresser, addressee, and documents will be enclosed in the inner envelope. CONFIDENTIAL documents will be covered by a receipt only when the sender deems it necessary. The inner envelope or cover will be enclosed in an opaque outer envelope or cover. The classification markings of the inner envelope should not be detectable. The outer envelope will be addressed, return addressed, and sealed. NO CLASSIFICATION MARKINGS WILL APPEAR ON THE OUTER ENVELOPE OR COVER. (See Chapter 5, Section 4, of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

(End of clause)

D-2	52.7043	STANDARD PRACTICE FOR COMMERCIAL PACKAGING	APR/1999

                    Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

a.	Maximum of 100 unit packs per intermediate container.

b.	Maximum net load of 40 pounds.

c.	Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.

Copies of ASTM D 3951-98 are available from the:

American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959.

D-3	52.7047	BAR CODE MARKING	OCT/2001

Bar Code Markings are required for all items except unwrapped tires, items without an NSN, and local purchase items in accordance with MIL-STD-129, Standard Practice for Military Marking, and ANSI-AEM-BC 1, Uniform Symbology Specification Code 39.

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SECTION E - INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246-02	INSPECTION OF SUPPLIES - FIXED-PRICE	AUG/1996
E-2	52.246-03	INSPECTION OF SUPPLIES - COST-REIMBURSEMENT	MAY/2001
E-3	52.246-04	INSPECTION OF SERVICES - FIXED PRICE	AUG/1996
E-4	52.246-05	INSPECTION OF SERVICES - COST REIMBURSEMENT	APR/1984
E-5	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-6	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

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SECTION F - DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date

F-1	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-3	52.247-29	F.O.B. ORIGIN	FEB/2006
F-4	52.247-34	F.O.B. DESTINATION	NOV/1991
F-5	52.247-55	F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED PROPERTY	JUN/2003
F-6	252.211-7003	ITEM IDENTIFICATION AND VALUATION - ALTERNATE I	APR/2005

F-7	52.211-16	VARIATION IN QUANTITY	APR/1984

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

          (b) The permissible variation shall be limited to:

                    0 Percent increase

                    0 Percent decrease

This increase or decrease shall apply to aLL.

F-8	252.211-7003	ITEM IDENTIFICATION AND VALUATION	JUN/2005

(a) Definitions. As used in this clause

     Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

     Concatenated unique item identifier means

          (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

          (2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

     Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

     DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

     DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

     Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

     Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

     Governments unit acquisition cost means

          (1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

          (2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

          (3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

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     Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreets Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC) /EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

     Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

     Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

     Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

     Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

     Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

     Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

     Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

     Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

     Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

     Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

     Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

     Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

     (1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for

          (i) All delivered items for which the Governments unit acquisition cost is $5,000 or more; and

          (ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line, Subline, or

Exhibit Line    Item Number    Item Description

ALL ITEMS IDENTTIFIED IN ATTACHMENT 03

          (iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number 03

     (2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

     (3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that

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          (i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

               (A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

               (B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

               (C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution DD format for use until the solution is approved by ISO/IEC JTC1 SC 31. The DD format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and

          (ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology Syntax for High Capacity Automatic Data Capture Media.

     (4) DoD unique item identification and DoD recognized unique identification equivalents.

          (i) The Contractor shall

               (A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

               (B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

          (ii) The issuing agency code

               (A) Shall not be placed on the item; and

               (B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

     (1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

     (2) Unique item identifier type.

     (3) Issuing agency code (if concatenated unique item identifier is used).

     (4) Enterprise identifier (if concatenated unique item identifier is used).

     (5) Original part number.

     (6) Lot or batch number.

     (7) Current part number (if not the same as the original part number).

     (8) Current part number effective date.

     (9) Serial number.

     (10) Governments unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

     (1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

     (2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

     (3) Unique item identifier type.**

     (4) Issuing agency code (if concatenated unique item identifier is used).**

     (5) Enterprise identifier (if concatenated unique item identifier is used).**

     (6) Original part number.**

     (7) Lot or batch number.**

     (8) Current part number (if not the same as the original part number.**

     (9) Current part number effective date.**

     (10) Serial number.**

     (11) Unit of measure.

     (12) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

F-9	52.6205	DELIVERY	JUN/1984

1. Deliveries will be made in accordance with the schedule of requirements set forth in each Delivery Order. Since each Delivery Order may cover the monthly quantities required for one or more months, it is understood and agreed that Delivery Orders shall be issued a minimum of (TO BE NEGOTIATED PER DELIVERY ORDER(TBN)) calendar days in advance of the month that the first monthly quantity in any Delivery Order is due for delivery, except at least (TO BE NEGOTIATED PER DELIVERY ORDER(TBN)) calendar days for first production deliveries as indicated in paragraph 3.(a) below.

          2. Shipment of production quantities shall start when indicated in Delivery Order and shall continue monthly thereafter as requested by the Contracting Officer in the Delivery Order. The cumulative monthly quantities to be so delivered shall not be less than (TO BE NEGOTIATED PER DELIVERY ORDER (TBN)) nor more than (TO BE NEGOTIATED PER DELIVERY ORDER(TBN)). If the maximum scheduled quantities are not called for, the monthly schedule for the undelivered balance shall be based on the same minimum and maximum monthly quantities or ratios.

          3. (a) First Article (Preproduction) Samples are required 90 calendar days after effective date of contract/delivery order for ENHANCED OR MODIFIED VERSIONS OF HARDWARE and first production deliveries shall not be required until at least 30 calendar days after effective date of contract (for basic contract); thereafter, Delivery Orders may be issued a minimum of (TO BE NEGOTIATED PER DELIVERY ORDER (TBN)) calendar days in advance of the month that the first monthly quantity in that Delivery Order is due for delivery.

              (b) First Article samples will be required only once during life of the contract/delivery order for ENHANCED OR MODIFIED VERSIONS OF HARDWARE (prior to delivery of initial production quantity) and shall not be required for any subsequent Delivery Orders which may be issued, unless contractor proposes to make changes to design of approved First Article samples; in which case, the Government will have the right to require additional samples for test and approval prior to introduction of proposed design changes into production.

              (c) If First Article sample(s) requirement is waived for a particular item, the First Production deliveries can be required a minimum of 30 calendar days after effective date of the first Delivery Order.

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

SECTION G - CONTRACT ADMINISTRATION DATA

	Regulatory Cite	Title	Date

G-1		*** THIS REFERENCE (GS7055) IS NO LONGER VALID ***

G-2	52.7027	PLACE OF PERFORMANCE AND SHIPPING POINT	DEC/1987

1. The work called for herein will be performed by the contractor at the following location(s):

Location of Final Manufacture:	COMTECH MOBILE DATACOM CORPORATIONS,20430 CENTURY BLVD, GERMANTOWN, MD EF DATA MANUFACTURING PLAN: 2114 W 7TH STREET, TEMPE ARIZONA
(City, County, State)

Packaging and Packing:	TEMPE AZ
(City, County, State)

Shipping Point (at or near):	2114 w. 7TH STREET, TEMPE AZ 85281
(Street Address, City, State, Zip Code)

Producing facilities:	COMTECH MOBILE DATACOM CORPORATIONS,20430 CENTURY BLVD, GERMANTOWN, MD EF DATA MANUFACTURING PLAN: 2114 W 7TH STREET, TEMPE ARIZONA (Owner, Street Address, City, State, Zip Code)

Operator:	COMTECH MOBILE DATACOM CORPORATIONS,20430 CENTURY BLVD, GERMANTOWN, MD EF DATA MANUFACTURING PLAN: 2114 w 7TH STREET, TEMPE ARIZONA
(Operator, Street Address, City, State, Zip Code)

Contractor’s office which will receive payment, supervise and administer the contract:

20430 CENTURY BLVD, GERMANTOWN, MD
(Street Address, City, State)

          2. Contractor’s address on the face page of the contract will be considered as the location of any of the above elements which are not completed to indicate a different address.

          3. UNCLASSIFIED CONTRACTS. Unless the prior written approval of the Procuring Contracting Officer (PCO) is obtained, the contractor shall not change the specified place of manufacture, packaging and packing, shipping point and/or producing facilities. Additionally, if such a change is made, the Government shall have the right to deduct from the contract price any increased costs (shipping, administration, etc.) which the Government may incur as a result of the change as well as any savings (labor costs, etc.) that the Government may be entitled to under the Changes clause.

          4. CLASSIFIED CONTRACTS AND ANY CONTRACT THE PERFORMANCE OF WHICH WILL REQUIRE ACCESS TO CLASSIFIED INFORMATION OR MATERIAL. Unless the written approval of the Contracting Officer is obtained in advance, performance under this contract may not be carried on in any plant or factory other than that specified in paragraph 1 of this clause.

G-3	52.7050	ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING OFFICE	MAR/1999

          Project Designation:      -1-

          Initiating Activity:      -2-
          (Item/Project Manager)

          Controlled Item Report Requirements:       -3-

          Invoice Address:      -4-

          INSTRUCTIONS TO PAYING OFFICE:

          a. The Purchasing Office representative is:

                    Name: Kevin King

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

               Organization Code: AMSEL-AC-CA-RT-L

               Telephone Area Code and No.: (732)532-0968

               DSN/Autovon No.: 992-0968

          b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, Block 15 of DD Form 1155, or Block 18a of Standard Form 1449. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.

          c. See FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

               Name:      -9-

               Address:      -10-
               (City, State, Zip Code)

               UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates ‘144’ for the item and the unit of purchase column indicates ‘ea’, the system will reject shipping and billing documents which indicate ‘1 gross’.

               NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992

H-2	52.6110	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC MAIL	FEB/2007

(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except Contract Awards, Contract Modifications, Proposals, Independent Government Cost Estimates, Government Evaluations of Contractor Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information. A return receipt will be used by the sender as proof of the successful delivery of the message and any attachments.

(b) Contract Awards, Contract Modifications, Proposals, Independent Government Cost Estimates, Government Evaluations of Contractor Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information shall be transmitted via the government’s secure Interactive Business Opportunities Page (IBOP) at https://abop.monmouth.army.mil/. This web application will facilitate the viewing of all documents by the Contracting Officer, Contract Specialist, etc. Specific IBOP proposal submission guidelines are at: https://abop.monmouth.army.mil/home.nsf/Proposal+Alert?readform.

(c) The format for all communication shall be compatible with the following:

Microsoft Office
Adobe Acrobat Reader

(d) When submitting documents via the IBOP, files larger than 5 megabytes may utilize compression software, such as Zip Compression/Inflation (WinZip) or File Transfer Protocol. As an alternate means of data transmission, items can be put on a CD-ROM and mailed with the Contracting Officer’s approval.

(e) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

Routine Letters
Requests for Proposals under the contract
Price Issues (except contractor pricing data)
Contract Data Requirements List Submittals
Contract Data Requirements List Comments
Approvals/Disapprovals by the Government
Technical Evaluations of Contract Items
Clarifications
Configuration Control
Drawings (not to exceed 10 megabyte)
Revised Shipping Instructions
Change Order Directions

(f) In order to be contractually binding, all Government communications must be sent from the Contracting Officer’s e-mail address and contain the Contracting Officer’s signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

(g) The Government reserves the right to upgrade to more advanced commercial software applications at any time during the life of the contract.

(h) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel. Upon receipt of the contract, all recipients are required to forward their e-mail address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer’s e-mail address listed below:

The Contracting Officer’s e-mail address is: WILLIAM.APPLEGATE@MAIL1.MONMOUTH.ARMY.MIL
The Contract Specialist’s e-mail address is: KEVIN.KING@MAIL1.MONMOUTH.ARMY.MIL
The Technical Point of Contact’s e-mail address is: THOMAS.DENNISTON@MAIL1.MONMOUTH.ARMY.MIL

(End of clause)

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

H-3	52.6115	MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250) APPENDIX F	DFARS	JUN/2005

          (a) Addresses required for special distribution in accordance with Table 2 and additional distribution requirements not covered by DOD FARS Appendix F, Tables 1 and 2 are as follows:

ADDRESS	NO. OF COPIES

Commander,	1
US Army C-E LCMC,
ATTN:SFAE-C3T-FBC-BFT
Fort Monmouth, NJ 07703-5000

Commander,	1
US Army C-E LCMC,
ATTN:-AMSEL-AC-CB-RT-K
Fort Monmouth, NJ 07703-5000

Commander,	1
US Army C-E LCMC,
ATTN: AMSEL- AC-CS-FG(ALE)
Fort Monmouth, NJ 07703-5000

          (b) These special distribution instructions shall be included in any subcontract hereunder where the items produced by the subcontractor are to be shipped directly to the Government.

PROCEDURAL NOTE: In accordance with FAR 32.905(c), Authorization to pay. All invoice payments, with the exception of interim payments on cost-reimbursement contracts for services, must be supported by a receiving report or any other Government documentation authorizing payment (e.g., Government certified voucher). The agency receiving official should forward the receiving report or other Government documentation to the designated payment office by the 5th working day after Government acceptance or approval, unless other arrangements have been made. This period of time does not extend the due dates prescribed in this section. Acceptance should be completed as expeditiously as possible. The receiving report or other Government documentation authorizing payment must, as a minimum, include the following:

(1) Contract number or other authorization for supplies delivered or services performed.

(2) Description of supplies delivered or services performed.

(3) Quantities of supplies received and accepted or services performed, if applicable.

(4) Date supplies delivered or services performed.

(5) Date that the designated Government official--

(i) Accepted the supplies or services; or

(ii) Approved the progress payment request, if the request is being made under the clause at 52.232-5 <http://farsite.hill.af.mil/reghtml/regs/far2afmcfars/fardfars/far/52 232.htm>, Payments Under Fixed-Price Construction Contracts, or the clause at 52.232-10 <http://farsite.hill.af.mil/reghtml/regs/far2afmcfars/fardfars/far/52 232.htm>, Payments Under Fixed-Price Architect - Engineer Contracts).

(6) Signature, printed name, title, mailing address, and telephone number of the designated Government official responsible for acceptance or approval functions.

The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor’s Tax Identification Number (TIN) should also be included on the respective invoices for tracking purposes.

DFAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD FORM 250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.

H-4	52.245-5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOURS CONTRACTS) (JAN 1986) (DEV) AND ALTERNATE I (JUL 1985)	JAN/1986

CLASS DEVIATION (7/13/99) AND ALT I

(a)	Government-furnished property. (1) The term “Contractor’s managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers,

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superintendents, or equivalent representatives who have supervision or direction of—

(i) All or substantially all of the Contractor’s business;

(ii) All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or

(iii) A separate and complete major industrial operation connected with performing this contract.

(2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b)

Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph(h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any—

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use property, if provided under any other contract or lease.

(c)	Title. (1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract and that, under the provisions of this contract is to vest in the Government, shall pass to and vest in the Government upon the vendor’s delivery of such property. Title to all other property, the cost of which is to be reimbursed to the Contractor under this contract and that under the provisions

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

of this contract is to vest in the Government, shall pass to and vest in the Government upon —

(i) Issuance of the property for use in contract performance;

(ii) Commencement of processing of the property or its use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

(4) Title to equipment (and other tangible personal property) purchased with funds available for research and having an acquisition cost of less than $5,000 shall vest in the Contractor upon acquisition or as soon thereafter as feasible; provided, that the Contractor obtained the Contracting Officer’s approval before each acquisition. Title to equipment purchased with funds available for research and having an acquisition cost of $5,000 or more shall vest as set forth in the contract. If title to equipment vests in the Contractor under this subparagraph c)(4), the Contractor agrees that no charge will be made to the Government for any depreciation, amortization, or use under any existing or future Government contract or subcontract thereunder. The Contractor shall furnish the Contracting Officer a list of all equipment to which title is vested in the Contractor under this subparagraph (c)(4) within 10 days following the end of the calendar quarter during which it was received.

(5) Vesting title under this paragraph (c) is subject to civil rights legislation, 42 U.S.C.2000d. Before title is vested and by signing this contract, the Contractor accepts and agrees that —

No person in the United States shall, on the ground of race, color, or national origin, be excluded from participation in, be denied the benefits of, or be otherwise subjected to discrimination under this contemplated financial assistance (title to equipment).

(d)	Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e)

Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f)

Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g)

Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)—

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

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(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)(i) If the Contractor fails to act as provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage—

(A) Did not result from the Contractor’s failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5) [The contractor shall notify the contracting officer u]pon loss or destruction of, or damage to, government property provided under this contract, [with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. T]he Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of —

(i) The lost, destroyed, or damaged Government property;

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any part of or interest in such commingled property.

(6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government,

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making any such equitable adjustment.

(7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h)

Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for —

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i)	Final accounting and disposition of Government property.

Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting, Officer inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste, such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants, and to dispose of such scrap in accordance with the Contractor’s normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor’s established accounting procedures.

(j)	Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government—

(1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

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(2) Has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k)	Communications. All communications under this clause shall be in writing.

(l)

Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

H-5	52.245-5 (DEV)	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS)(MAY2004) (DEV) (REFERENCE CLASS DEVIATION, DAR TRACKING NUMBER 99-O0008)(JUL 99)	MAY/2004

(a) Government-furnished property.

(1) The term “Contractors managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractors directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of —

(i) All or substantially all of the Contractors business;

(ii) All or substantially all of the Contractors operation at any one plant, or separate location at which the contract is being performed; or

(iii) A separate and complete major industrial operation connected with performing this contract.

(2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contracts delivery or performance dates.

(4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractors timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b) Changes in Government-furnished property.

(1) The Contracting Officer may, by written notice,

(i) decrease the Government-furnished property provided or to be provided under this contract or

(ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract.

The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2) Upon the Contractors written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any —

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use property, if provided under any other contract or lease.

(c) Title.

(1) The Government shall retain title to all Government-furnished property.

(2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendors delivery of such property.

(3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon —

(i) Issuance of the property for use in contract performance;

(ii) Commencement of processing of the property for use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

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(4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e) Property administration.

(1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Limited risk of loss.

(1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage) —

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;

(iv) That results from willful misconduct or lack of good faith on the part of the Contractors managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractors managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)

(i) If the Contractor fails to act as provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractors managerial personnel) of the Governments disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractors managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage —

(A) Did not result from the Contractors failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractors possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5) Upon loss or destruction of, or damage to, Government property provided under this contract, the Contractor shall so notify the Contracting Officer and shall communicate with the loss and salvage organization, if any, designated by the Contracting Officer. With the assistance of any such organization, the Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of —

(i) The lost, destroyed, or damaged Government property;

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any part of or interest in such commingled property.

(6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractors) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business,

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or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractors liability under this paragraph (g) when making any such equitable adjustment.

(7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9) The Contractor shall do nothing to prejudice the Governments rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Governments expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractors exclusive remedy. The Government shall not be liable to suit for breach of contract for —

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Government property disposal. Except as provided in paragraphs (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1) Scrap. (i) Contractor with an approved scrap procedure. (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule. (B) For scrap from other than production or testing, the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i) May purchase the property at the acquisition cost.

(ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3) Inventory disposal schedules. (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment that does not contain commercial components;

(C) Printing equipment;

(D) Computers, components thereof, peripheral equipment, and related equipment;

(E) Precious Metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor

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shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;

(ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7) Storage. (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule, might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility must be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8) Disposition instructions. (i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the cost of work covered by this contract, or to the Government as directed by the Contracting Officer.

(10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j) Abandonment of Government property. (1) The Government will not abandon sensitive Government property without the Contractor’s written consent;

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k) Communications. All communications under this clause shall be in writing.

(l) Overseas contracts. If this contract is to be performed outside the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of Clause)

H-6	52.7400	CONTRACTOR SUPPORT SERVICES AND KNOWLEDGE CENTER REQUIREMENTS	SEP/2002

It is understood by the parties to this contract that the Knowledge Center (KC) is a secure Internet-based Knowledge Management Tool that the Program Executive Office for Command, Control & Communications Tactical (PEO C3T), the Program Executive Office for Intelligence, Electronic Warfare, and Sensors (PEO IEWS), the Program Executive Office for Enterprise Information Systems (PEO EIS) and the Communications-Electronics Life Cycle Management Command (C-E LCMC) are using to collaborate internally and externally with customers, business partners and other Government agencies. Any person who is given access to the KC will have access to information that is considered by the Government to be sensitive and non-public in nature. Accordingly, every person given access to this secure application must consent to be bound by a specific Non-Disclosure Agreement articulated on the KC Registration Form before such access is granted. Consistent with this procedure, the contractor shall require each of its employees who are given access to the KC to immediately notify the Director of Contracts, or the individual in a position of equivalent responsibility, of the fact that they have consented to a Non-Disclosure Agreement and have been given access to the KC. The contractor shall also require any employee giving such notice to provide the Director of Contracts, or the individual in a position of equivalent responsibility, with a copy of the Non-Disclosure Agreement they have consented to. It is the contractor’s responsibility under this contract to supervise, administer and

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oversee these employees in such a manner as to ensure strict compliance with the terms of the Non-Disclosure Agreement these employees have consented to. The contractor is also prohibited from further releasing or disseminating any information that the contractor has improperly received, in violation of the terms of the Non-Disclosure Agreement, through the inadvertent or intentional actions of its employees, or in any other manner. Furthermore, the contractor is responsible for ensuring that the requirements of this clause are satisfied with respect to all subcontractor employees or subcontractor organizations working under this contract.

H-7	52.7500	CONTRACTOR DEPLOYMENT TO SOUTH WEST ASIA	DEC/2003

a. Employees going on field visits, TDYs, and deployments to Southwest Asia (Kuwait, Iraq, Afghanistan, Djibouti, Jordan, Qatar, etc.) must coordinate with the AMC Logistics Support Element (LSE) in Southwest Asia (SWA). The AMC LSE SWA is the entry point for all AMC visitors to that part of the world. These ensure that AMC military, civilians and contractors are routed through the appropriate subordinate LSE or LAO. In briefs and out briefs are mandatory. The AMC LSEs and LAOs need to know who comes into the theater for accountability purposes and administrative oversight and force protection. The Area Commander is required to know the location of all AMC contractors in their Area of Operation at all times.

                    b. Notifying the AMC LSE SWA of the contractor’s impending visit is not a problem, if a call forward has been requested, because the LSE SWA receives a copy of every call forward from the AMC Emergency Operations Center. Some employees may not receive a call forward, usually because they are going for less than 30 days. In those cases, the contractor needs to notify the C-E LCMC DCSPER Desk in the EOC at DSN 992-1762 or commercial 732-532-1762 of the visit and they will coordinate with LSE SWA.

c. All contractors are responsible for coordinating with the AMC LSE SWA when they enter the area and/or when they leave. The call forward specifically instructs the employee to contact the AMC-LSE SWA Personnel Section (G1) at DSN 318-825-4220 or commercial 732-427-5062 x 6623 for military and civilians and 732-427-5062 x 6611 for contractors, to let them know where they are in the AOR and that requirement needs to be followed.

d. In addition, every travel order for SWA shall have the following statement in the remarks section:

1. “All AMC military (AC/RC), Department of the Army Civilians, and contractors will contact the appropriate AMC office and coordinate with the AMC office the purpose of their visits.”

2. If are any questions, contractor employees may contact the DCSPER Desk in the EOC at DSN 992-1762 or commercial 732-532-1762.

H-8	52.7510	ESTIMATED COST, FIXED FEE, SUM ALLOTTED	AUG/2003

          (a) Estimated Cost: The estimated cost of the contractor’s performance hereunder, exclusive of the fixed fee, is $          TBD           which amount is based upon data on file in the office of the Contracting Officer. This sum may be increased from time to time by the Government solely at its discretion. Upon the making of any such increase, the Contracting Officer shall notify the contractor in writing thereof.

          (b) Fixed Fee: In addition to the estimated cost, the Government shall pay the contractor a fixed fee of $          TBD           for the performance of this contract. Subject to the withholding provided for in the clause of this contract entitled ‘Fixed Fee’, and unless the Contracting Officer determines that the contractor’s performance is unsatisfactory, this fixed fee may be paid, as it accrues in monthly installments in amounts which, when added to all previous payments on account of the fixed fee, bear the same proportion to the total fixed fee as the sum of the payments made and due on account of all allowable cost bear to the total estimated cost, or where appropriate, such payments of fixed fee will be based upon the percentage of completion of the work as determined from estimate made or approved by the Contracting Officer.

          (c) Sum Allotted: There has been allotted for this contract, inclusive of the fixed fee, the total sum of TBD          . Being $          TBD           on account of allowable cost and $          TBD           on account of fixed fee.

H-9	52.7630	YEAR 2000 COMPLIANCE	APR/2001

The contractor shall ensure that products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are year 2000 compliant as defined at FAR Part 39.

License Language for Inclusion in Contract:

H-10.	Special Provision Relating to Rights in Technical Data and Computer Software

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The Governments license right in the commercial technical data and computer software to be made available (as distinguished from delivered) under this contract shall be governed exclusively by this provision. The Government specifically acknowledges that this license is intended solely to allow the Government (and certain pre-approved third-parties) access to the Contractors technical data and computer software in order for the Government to: (1) propose improvements and optimizations to CMDC of the CMDC-designed components of the Force XXI Battle Command Brigade and Below Blue Force Tracking system (System); and (2) effect improvements and optimizations to all other components of the System by vendors of the Governments selection, and for no other reason. Notwithstanding any other clause or provision in this Contract, express or implied by law, the Government specifically shall not disclose, either directly or indirectly, the Contractors technical data and computer software, as well as the trade secrets and the know-how associated with this data and software, to any employee, contractor, or agent of such employee or contractor for any purpose whatsoever, without adherence to the provisions of this Section H-10.

          During the term of this Contract, the Contractor agrees to make available to the Government in accordance with this provision all of the Contractors technical data and computer software relevant to the System, which are in existence and within the Contractors possession and control at the time of award, and any Contractor updates and enhancements created during Contractors normal course of business and during the term of this Contract. Such delivery shall be at no cost to the Government.

          The Government understands that the technical data is incomplete. To the extent the Government has additional questions or requests the production of additional technical data or computer software beyond that created by the Contractor during its normal course of business, all such questions or requests shall be submitted to the Contractor in writing and shall be responded to by the Contractor in writing. Any further delivery or production of technical data or computer software (beyond the delivery as contemplated above) shall be paid for by the Government.

          All technical data and computer software to be made available by the Contractor under this provision initially shall be transferred and kept only on the Governments server located at Fort Monmouth, New Jersey, but shall be controlled remotely by the Contractor at its facility in Germantown, Maryland. Such control by Contractor will include, but not be limited to, the exclusive right to grant or deny access to the Contractors technical data and computer software. When the Contractor becomes capable of administrating access to the technical data and computer software through a server residing at Contractors facility, the technical data and computer software shall be transferred to the Contractors server, where Contractor shall continue to maintain exclusive control. At the point of such transfer, the Government shall ensure and inform the Contractor that all of the Contractors source code is completely deleted from the Governments server. All technical data and computer software accessed by the Government shall be kept and maintained in the same manner as the Government keeps and maintains information deemed to be sensitive but unclassified, but in no event less than what would be deemed customary and reasonable for the handling of such technical data and computer software.

          Access to the Contractors technical data and computer software made available by the Contractor under this provision shall be restricted to government personnel (and other third-parties as further set forth below) who have a need for such access for purposes of (1) proposing improvements and optimizations of the CMDC-designed components of the Force XXI Battle Command Brigade and Below Blue Force Tracking system (System); and (2) effecting improvements and optimizations to all other components of the System by vendors of the Governments selection, and for no other reason.

          The technical data and computer software to be made available by the Contractor to the Government under this provision may not be made available to third-parties unless the following conditions are met:

1. the identity of such intended recipients is first disclosed to the Contractor

2. such intended recipients access is approved by the Contractor in writing, signed by an authorized corporate representative

     3. the intended recipient and his or her authorized corporate representative complete and sign the Use and Non-Disclosure agreement (NDA) set forth in DFAR 227.7103-7 (as modified by this provision) prior to release or disclosure of the data.

   In addition to the terms and conditions of the NDA, such intended recipient shall be permitted to remove or transport by electronic means or otherwise the technical data and computer software to which he or she shall be given access, provided, however, such permission shall not include the further transfer or dissemination of such technical data and computer software to anyone other than Government personnel (as set forth above) and third-parties who are subject to the terms and conditions of an executed NDA. Violation of this restriction or the other material terms of this provision H.1 shall constitute grounds for the Contractor to terminate this license in whole or in part without any Contractor liability.

          The following NDA, as modified by the parties, shall be executed by each and every intended recipient of the Contractors technical data and computer software, prior to access of the data:

Use and Non-Disclosure Agreement

The undersigned, __________ (Insert Name)__________, an authorized representative of the __________ (Insert Company Name)__________, (which is referred to as the Recipient), requests the Government to provide the Recipient with technical data or computer software (referred to as Data) in which the Government’s use, modification, reproduction, release, performance, display or disclosure rights are restricted. Those Data are identified in an attachment to this Agreement. In consideration for receiving such Data, the Recipient agrees to accept the terms and conditions of this Agreement and to use the Data strictly in accordance with this Agreement:

          (1) The Recipient shall

                    (a) Use, modify, reproduce, release, perform, display, or disclose Data marked with Comtech Mobile Data Corporations (the Contractor) restrictive legends to assist the government in (1) proposing improvements and optimizations of the CMDC-designed components of the Force XXI Battle Command Brigade and Below Blue Force Tracking system (System); and (2) effecting improvements and optimizations to all other components of the System by vendors of the Governments selection. Recipient is expressly prohibited from

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taking action with the data for any commercial purpose whatsoever. The Recipient shall not release, perform, display, or disclose these Data, without the prior, express written permission of the Contractor to any other person not already allowed access via signed NDA under the provisions of H1attached. A violation of this Section (1)(a) and the other material terms of this NDA, including but not limited to Sections (1)(b) (d), below, shall constitute grounds for the automatic termination of this NDA and Recipients access to and continue use of the Data.

                    (b) Use, modify, reproduce, release, perform, display, or disclose technical data marked with specifically negotiated license rights legends only as specified in the attachment to this Agreement. Release, performance, display, or disclosure to other persons not already allowed access via signed NDA under the provisions of H1attached, is not authorized unless specified in the attachment to this Agreement or expressly permitted in writing by the Contractor. The Recipient shall promptly notify the Contractor of the execution of this Agreement and identify the Contractor’s Data that will be provided to the Recipient, the date and place the Data will be received, and the name and address of the Government office that will provide the Data.

                    (c) Use computer software marked with specifically negotiated license rights legends only in performance of Contract Number __________(insert contract number(s))_________. The recipient shall not, for example, enhance, decompile, disassemble, or reverse engineer the software; time share, or use a computer program with more than one computer at a time. The recipient may not release, perform, display, or disclose such software to others not already allowed access via signed NDA under the provisions of H1attached unless expressly permitted in writing by the licensor whose name appears in the restrictive legend. Parties that have already been allowed access via signed NDA may discuss technical information relating to such software with one another. The Recipient shall promptly notify the Contractor of the execution of this Agreement and identify the software that will be provided to the Recipient, the date and place the software will be received, and the name and address of the Government office that will provide the software.

                    (d) Reserved.

          (2) The Recipient agrees to adopt or establish operating procedures and physical security measures designed to protect these Data from inadvertent release or disclosure to unauthorized third parties and to provide copies of such operating procedures to the Contractor upon the Contractors request.

          (3) The Recipient agrees to accept these Data as is without any Government representation as to suitability for intended use or warranty whatsoever. This disclaimer does not affect any obligation the Government may have regarding Data specified in a contract for the performance of that contract.

          (4) The Recipient may enter into any agreement directly with the Contractor with respect to the use, modification, reproduction, release, performance, display, or disclosure of these Data.

          (5) The Recipient agrees to indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of Data received from the Government with restrictive legends by the Recipient or any person to whom the Recipient has released or disclosed the Data.

          (6) The Recipient is executing this Agreement for the benefit of the Contractor. The Contractor is a third party beneficiary of this Agreement who, in addition to any other rights it may have, is intended to have the rights of direct action against the Recipient or any other person to whom the Recipient has released or disclosed the Data, to seek damages from any breach of this Agreement or to otherwise enforce this Agreement. In this regard, the Recipient agrees and consents to the personal jurisdiction of him or her and his or her Company in the United States District Court for the District of Maryland for purposes of enforcing this Agreement and specifically waives any objections to venue in this Court.

          (7) The Recipient agrees to destroy these Data, any notes, documents, or other markings of or relating to these Data, and all copies of the Data (and notes, documents and markings of such Data) in its possession, no later than 30 days after the date shown in paragraph (8) of this Agreement, to have all persons to whom it released the Data do so by that date, and to notify the Contractor in writing that the Data and related documents have been destroyed.

          (8) This Agreement shall be effective for the period commencing with the Recipient’s execution of this Agreement and ending upon _________(Insert Date)_________. The obligations imposed by this Agreement shall survive the expiration or termination of the Agreement.

Recipient’s Business Name

By

Authorized Representative

Date

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

Representatives Typed Name

and Title

CMDC Representative Approval

(End of use and non-disclosure agreement)

*** END OF NARRATIVE H0001 ***

H-11 CONTRACT INFORMATION

This is an IDIQ Type Contract. Individual Delivery Orders are to be placed against the basic contract. Individual Delivery Orders will set forth specific Statement of Work Requirement; contract type (CPFF or FFP); performance milestones, and performance examination criteria (if applicable). The total value of this contract is not to exceed $216 Million, inclusive of Fee. The Government’s requirements for 400 AVX-06-ECS hardware units and 2000 MT-2011F hardware units to be awarded under DO 0001, satisfy the minimum guaranteed order requirement to be awarded under this IDIQ Contract. This Contract provides for a five (5) year of performance from date of award through 31 December 2011.

*** END OF NARRATIVE H0002 ***

“H-12 “Payment of Artemis in Euros”

The parties agree that the price negotiated for Artemis Satellite Bandwidth Leases and definitized by this contract is based upon the Not-to-Exceed (NTE) US Dollar to Euro Conversion rate of $1.45 found in solicitation/proposal W15P7T-07-R-J402 IDIQ. The price contained herein will be subject to downward adjustment only based upon the US dollar to Euro conversion rate quoted in the Wall Street Journal on the date that the lease for the Artemis Satellite Bandwidth is executed. Immediately after the lease is executed, Contractor shall invoice the government, in US dollars, for the full amount of said lease.”

*** END OF NARRATIVE H0003 ***

H-13 “L-Band Satellite Lease Service”

Any entity authorized by FBCB2 may operate over L-Band satellite services leased under this contract through the Blue Force Tracking Network. The lease of L-Band satellite services under this contract for use other than in the Blue Force Tracking Network is not authorized.

*** END OF NARRATIVE H0004 ***

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SECTION I - CONTRACT CLAUSES

	Regulatory Cite	Title	Date

I-1	52.202-1	DEFINITIONS	JUN/2004
I-2	52.202-1	DEFINITIONS (DEC 2001) AND ALTERNATE I (MAY 2001)	DEC/2001
I-3	52.203-3	GRATUITIES	APR/1984
I-4	52.203-5	CONVENANT AGAINST CONTINGENT FEES	APR/1984
I-5	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-6	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (SEP 2006) AND ALTERNATE I (OCT 1995)	SEP/2006
I-7	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-8	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-9	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-10	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2005
I-11	52.204-2	SECURITY REQUIREMENTS	AUG/1996
I-12	52.204-4	PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-13	52.204-7	CENTRAL CONTRACTOR REGISTRATION (OCT 2003) with ALTERNATE A (DFARS 252.204-7004 NOV 2003)	OCT/2003
I-14	52.208-9	CONTRACTOR USE OF MANDATORY SOURCES OF SUPPLY	JUN/2006
I-15	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP/2006
I-16	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-17	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-18	52.213-3	NOTICE TO SUPPLIER	APR/1984
I-19	52.215-2	AUDIT AND RECORDS—NEGOTIATION	JUN/1999
I-20	52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT/1997
I-21	52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT/1997
I-22	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-23	52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS	OCT/1997
I-24	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-25	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-26	52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997) AND ALTERNATE I (OCT 1997)	OCT/1997
I-27	52.216-8	FIXED FEE	MAR/1997
I-28	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-29	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	SEP/2006
I-30	52.219-16	LIQUIDATED DAMAGES—SUBCONTRACTING PLAN	JAN/1999
I-31	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-32	52.222-03	CONVICT LABOR	JUN/2003
I-33	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-34	52.222-26	EQUAL OPPORTUNITY	APR/2002
I-35	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA & OTHER ELIGIBLE VETERANS	SEP/2006
I-36	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITES	JUN/1998
I-37	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA AND OTHER ELIGIBLE VETERANS	SEP/2006
I-38	52.222-50	COMBATING TRAFFICKING IN PERSONS	AUG/2007
I-39	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	AUG/2003
I-40	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-41	52.225-5	TRADE AGREEMENTS	NOV/2006
I-42	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEVIATION)	FEB/2006
I-43	52.227-1	AUTHORIZATION AND CONSENT (JUL 1995) AND ALTERNATE I (APR 1984)	JUL/1995
I-44	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-45	52.227-09	REFUND OF ROYALTIES	APR/1984
I-46	52.227-9	REFUND OF ROYALTIES	APR/1984
I-47	52.227-10	FILING OF PATENT APPLICATIONS - CLASSIFIED SUBJECT MATTER	APR/1984
I-48	52.227-12	PATENT RIGHTS - RETENTION BY THE CONTRACTOR (LONG FORM)	JAN/1997
I-49	52.228-7	INSURANCE - LIABILITY TO THIRD PERSONS	MAR/1996
I-50	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-51	52.229-4	FEDERAL, STATE, AND LOCAL TAXES (STATE AND LOCAL ADJUSTMENTS)	APR/2003
I-52	52.229-05	“DO NOT USE REMOVED PER FAC 2001-13” TAXES -	APR/1984
I-53	52.230-2	COST ACCOUNTING STANDARDS	APR/1998
I-54	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	APR/2005
I-55	52.232-01	PAYMENTS	APR/1984
I-56	52.232-08	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002

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	Regulatory Cite	Title	Date

I-57	52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS	APR/1984
I-58	52.232-11	EXTRAS	APR/1984
I-59	52.232-17	INTEREST	JUN/1996
I-60	52.232-23 ALT	ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)	JAN/1986
I
I-61	52.232-25	PROMPT PAYMENT	OCT/2003
I-62	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-63	52.233-1	DISPUTES	JUL/2002
I-64	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-65	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-66	52.237-02	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION	APR/1984
I-67	52.242-01	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-68	52.242-2	PRODUCTION PROGRESS REPORTS	APR/1991
I-69	52.242-4	CERTIFICATION OF FINAL INDIRECT COSTS	JAN/1997
I-70	52.242-13	BANKRUPTCY	JUL/1995
I-71	52.243-01	CHANGES - FIXED PRICE	AUG/1987
I-72	52.243-02	CHANGES - COST-REIMBURSEMENT	AUG/1987
I-73	52.243-06	CHANGE ORDER ACCOUNTING	APR/1984
I-74	52.244-2	SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) (AUG 1998) AND ALTERNATE I (JAN 2006)	AUG/1998
I-75	52.244-2	SUBCONTRACTS	AUG/1998
I-76	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-77	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)MAY2004	MAY/2004
I-78	52.245-4	GOVERNMENT-FURNISHED PROPERTY (SHORT FORM)	JUN/2003
I-79	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-80	52.246-25	LIMITATION OF LIABILITY—SERVICES	FEB/1997
I-81	52.247-68	REPORT OF SHIPMENT (REPSHIP)	FEB/2006
I-82	52.248-1	VALUE ENGINEERING	FEB/2000
I-83	52.249-02	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-84	52.249-06	TERMINATION (COST-REIMBURSEMENT)	MAY/2004
I-85	52.249-08	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-86	52.249-14	EXCUSABLE DELAYS	APR/1984
I-87	52.251-01	GOVERNMENT SUPPLY SOURCES	APR/1984
I-88	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-89	252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1991
I-90	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT- RELATED FELONIES	DEC/2004
I-91	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
I-92	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-93	252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED	DEC/1991
I-94	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-95	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-96	252.209-7000	DO NOT USE (RESERVED) ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (RESERVED NOV 2004)	NOV/1995
I-97	252.211-7000	ACQUISITION STREAMLINING	DEC/1991
I-98	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	DEC/2006
I-99	252.215-7004	EXCESSIVE PASS-THROUGH CHARGES	APR/2007
I-100	252.219-7003	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DoD CONTRACTS)	APR/2007
I-101	252.219-7004	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (TEST PROGRAM)	APR/2007
I-102	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I-103	252.225-7001	BUY AMERICAN ACT—BALANCE OF PAYMENTS PROGRAM	JUN/2005
I-104	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-105	252.225-7004	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA-SUBMISSION AFTER AWARD	DEC/2006
I-106	252.225-7007	RESERVED BUY AMERICAN ACT—TRADE AGREEMENTS—BALANCE OF PAYMENTS PROGRAM RESERVED	OCT/2002
I-107	252.225-7009	***REMOVED per DCN 20030331***USE IA6197** DUTY-FREE ENTRY—QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND COMPONENTS)	AUG/2000
I-108	252.225-7010	***RESERVED per DCN 20030331***USE IA6197*** DUTY-FREE ENTRY—	AUG/2000

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	Regulatory Cite	Title	Date

ADDITIONAL PROVISIONS
I-109	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JAN/2007
I-110	252.225-7022	REMOVED and RESERVED RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) CARBON FIBER REMOVED and RESERVED	JUN/2005
I-111	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	JUL/2006
I-112	252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	JUN/2005
I-113	252.225-7036	BUY AMERICAN ACT—FREE TRADE AGREEMENTS—BALANCE OF PAYMENTS PROGRAM	MAR/2007
I-114	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED	JUN/1995
INFORMATION MARKED WITH RESTRICTIVE LEGENDS
I-115	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I-116	252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT	MAR/2000
I-117	252.228-7000	REIMBURSEMENT FOR WAR-HAZARD LOSSES	DEC/1991
I-118	252.228-7003	CAPTURE AND DETENTION	DEC/1991
I-119	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-120	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-121	252.241-7001	GOVERNMENT ACCESS	DEC/1991
I-122	252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM	DEC/2000
I-123	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-124	252.243-7002	CERTIFICATION OF REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-125	252.245-7001	REPORTS OF GOVERNMENT PROPERTY	MAY/1994
I-126	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003
I-127	252.246-7001	WARRANTY OF DATA	DEC/1991
I-128	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
I-129	252.249-7002	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION	DEC/2006
I-130	252.251-7000	ORDERING FROM GOVERNMENT SUPPLY SOURCES	NOV/2004
I-131	52.204-7	CENTRAL CONTRACTOR REGISTRATION (OCT 2003) ALTERNATE 1 (Oct 2003) with Alternate A from DFARS 252.204-7004 (Nov 2003)	OCT/2003

As prescribed in 4.1104, use the following clause:

Central Contractor Registration (Oct 2003)

(a) Definitions. As used in this clause—

Central Contractor Registration (CCR) database means the primary Government repository for Contractor information required for the conduct of business with the Government.

Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.

Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see the FAR at Subpart 32.11) for the same parent concern.

Registered in the CCR database means that—

(1) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database; and

(2) The Government has validated all mandatory data fields and has marked the record “Active”.

(b) (1) The Contractor shall be registered in the CCR database by December 31, 2003. The Contractor shall maintain registration during performance and through final payment of this contract.

(2) The Contractor shall enter, in the block with its name and address on the cover page of the SF 30, Amendment of solicitation/Modification of Contract, the annotation “DUNS” or “DUNS +4” followed by the DUNS or DUNS +4 number that identifies the Contractor’s name and address exactly as stated in this contract. The DUNS number will be used by the Contracting Officer to verify that the Contractor is registered in the CCR database.

(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.

(1) An offeror may obtain a DUNS number—

(i) If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com; or

(ii) If located outside the United States, by contacting the local Dun and Bradstreet office.

(2) The offeror should be prepared to provide the following information:

(i) Company legal business.

(ii) Tradestyle, doing business, or other name by which your entity is commonly recognized.

(iii) Company Physical Street Address, City, State, and Zip Code.

(iv) Company Mailing Address, City, State and Zip Code (if separate from physical).

(v) Company Telephone Number.

(vi) Date the company was started.

(vii) Number of employees at your location.

(viii) Chief executive officer/key manager.

(ix) Line of business (industry).

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(x) Company Headquarters name and address (reporting relationship within your entity).

(d) If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e) Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f) The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(g) (1) (i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of Subpart 42.12 of the FAR; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (g)(1)(i) of this clause, or fails to perform the agreement at paragraph (g)(1)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(h) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423, or 269-961-5757.

I-132	52.209-3	FIRST ARTICLE APPROVAL—CONTRACTOR TESTING (SEP89) AND ALT I (JAN 97) AND ALT II(SEP89)	SEP/1989

          (a) The Contractor shall test UP TO 3 unit(s) of Lot/Item as specified in this contract. At least 30 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

          (b) The Contractor shall submit the first article test report within 90 calendar days from the date of this contract to PM FBCB2 marked ‘FIRST ARTICLE TEST REPORT: Contract No. ____________________ , Lot/Item No._________________.’ Within 30 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

          (c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

          (d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

          (e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

          (f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the Changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

          (g) Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for

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(1) progress payments, or

(2) termination settlements if the contract is terminated for the convenience of the Government. If first article tests reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

          (h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

          (i) The Contractor shall produce both the first article and the production quantity at the same facility.

I-133	52.216-18	ORDERING	OCT/1995

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from DATE OF AWARD with the period of performance ending 31 December 2011.

          (b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

          (c) If mailed, a delivery order or task order is considered ‘issued’ when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

I-134	52.216-19	ORDER LIMITATIONS	OCT/1995

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than the amount designated as the minimum order of 2000 MT-2011-F Transceivers and 400 AVX-06 Transcievers. the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

          (b) Maximum order. The Contractor is not obligated to honor—

                    (1) Any order for a single item in excess of (CONTRACT CEILING)

                    (2) Any order for a combination of items in excess of (CONTRACT CEILING); or

                    (3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.

          (c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

          (d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within -5- days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

I-135	52.216-22	INDEFINITE QUANTITY	OCT/1995

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

          (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the ‘maximum.’ The Government shall order at least the quantity of supplies or services designated in the Schedule as the ‘minimum.’

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          (c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

          (d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 31 December 2011.

(End of clause)

I-136	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, & OTHER ELIGIBLE VETER (SEP 06) AND ALTERNATE I (DEC 01)	SEP/2006

Notice: The following term(s) of this clause are waived for this contract: -1-.

(a) Definitions. As used in this clause —

“All employment openings” means all positions except executive and top management, those positions that will be filled from within the Contractor’s organization, and positions lasting 3 days or less. This term includes full-time employment, temporary employment of more than 3 days duration, and part-time employment.

“Executive and top Management” means any employee-

(1) Whose primary duty consists of the management of the enterprise in which the individual is employed or of a customarily recognized department or subdivision thereof;

(2) Who customarily and regularly directs the work of two or more other employees;

(3) Who has the authority to hire or fire other employees or whose suggestions and recommendations as to the hiring or firing and as to the advancement and promotion or any other change of status of other employees will be given particular weight;

(4) Who customarily and regularly exercises discretionary powers; and

(5) Who does not devote more than 20 percent or, in the case of an employee of a retail or service establishment, who does not devote more than 40 percent of total hours of work in the work week to activities that are not directly and closely related to the performance of the work described in paragraphs (1) through (4) of this definition. This paragraph (5) does not apply in the case of an employee who is in sole charge of an establishment or a physically separated branch establishment, or who owns at least a 20 percent interest in the enterprise in which the individual is employed.

“Other eligible veteran” means any other veteran who served on active duty during a war or in a campaign or expedition for which a campaign badge has been authorized.

“Positions that will be filled from within the Contractor’s organization” means employment openings for which the Contractor will give no consideration to persons outside the Contractor’s organization (including any affiliates, subsidiaries, and parent companies) and includes any openings the Contractor proposes to fill from regularly established “recall” lists. The exception does not apply to a particular opening once an employer decides to consider applicants outside of its organization.

“Qualified special disabled veteran” means a special disabled veteran who satisfies the requisite skill, experience, education, and other job-related requirements of the employment position such veteran holds or desires, and who, with or without reasonable accommodation, can perform the essential functions of such position.

“Special disabled veteran” means-

(1) A veteran who is entitled to compensation (or who but for the receipt of military retired pay would be entitled to compensation) under laws administered by the Department of Veterans Affairs for a disability—

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(i) Rated at 30 percent or more; or

(ii) Rated at 10 or 20 percent in the case of a veteran who has been determined under 38 U.S.C. 3106 to have a serious employment handicap (i.e., a significant impairment of the veteran’s ability to prepare for, obtain, or retain employment consistent with the veteran’s abilities, aptitudes, and interests); or

(2) A person who was discharged or released from active duty because of a service-connected disability.

“Veteran of the Vietnam era” means a person who -

(1) Served on active duty for a period of more than 180 days and was discharged or released from active duty with other than a dishonorable discharge, if any part of such active duty occurred-

(i) In the Republic of Vietnam between February 28, 1961, and May 7, 1975; or

(ii) Between August 5, 1964, and May 7, 1975, in all other cases; or

(2) Was discharged or released from active duty for a service-connected disability if any part of the active duty was performed—

(i) In the Republic of Vietnam between February 28, 1961, and May 7, 1975; or

(ii) Between August 5, 1964, and May 7, 1975, in all other cases.

(b) General.

(1) The Contractor shall not discriminate against the individual because the individual is a special disabled veteran, a veteran of the Vietnam era, or other eligible veteran, regarding any position for which the employee or applicant for employment is qualified. The Contractor shall take affirmative action to employ, advance in employment, and otherwise treat qualified special disabled veterans, veterans of the Vietnam era, and other eligible veterans without discrimination based upon their disability or veterans’ status in all employment practices such as —

(i) Recruitment, advertising, and job application procedures;

(ii) Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff and rehiring;

(iii) Rate of pay or any other form of compensation and changes in compensation;

(iv) Job assignments, job classifications, organizational structures, position descriptions, lines of progression, and seniority lists;

(v) Leaves of absence, sick leave, or any other leave;;

(vi) Fringe benefits available by virtue of employment, whether or not administered by the Contractor;

(vii) Selection and financial support for training, including apprenticeship, and on-the-job training under 38 U.S.C. 3687, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training;

(viii) Activities sponsored by the Contractor including social or recreational programs; and

(ix) Any other term, condition, or privilege of employment.

(2) The Contractor shall comply with the rules, regulations, and relevant orders of the Secretary of Labor issued under the Vietnam Era Veterans’ Readjustment Assistance Act of 1972 (the Act), as amended (38 U.S.C. 4211 and 4212).

(c) Listing openings.

(1) The Contractor shall immediately list all employment openings that exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract, and including those occurring at an establishment of the Contractor other than the one where the contract is being performed, but excluding those of independently operated corporate affiliates, at an appropriate local public employment service office of the State wherein the opening occurs. Listing employment openings with the U.S. Department of Labor’s America’s Job Bank shall satisfy the requirement to list jobs with the local employment service office.

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(2) The Contractor shall make the listing of employment openings with the local employment service office at least concurrently with using any other recruitment source or effort and shall involve the normal obligations of placing a bona fide job order, including accepting referrals of veterans and nonveterans. This listing of employment openings does not require hiring any particular job applicant or hiring from any particular group of job applicants and is not intended to relieve the Contractor from any requirements of Executive orders or regulations concerning nondiscrimination in employment.

(3) Whenever the Contractor becomes contractually bound to the listing terms of this clause, it shall advise the State public employment agency in each State where it has establishments of the name and location of each hiring location in the State. As long as the Contractor is contractually bound to these terms and has so advised the State agency, it need not advise the State agency of subsequent contracts. The Contractor may advise the State agency when it is no longer bound by this contract clause.

(d) Applicability. This clause does not apply to the listing of employment openings that occur and are filled outside the 50 States, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the northern Mariana Islands, American Samoa, Guam, the Virgin Islands of the United States, and Wake Island.

(e) Postings.

(1) The Contractor shall post employment notices in conspicuous places that are available to employees and applicants for employment.

(2) The employment notices shall—

(i) State the rights of applicants and employees as well as the Contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified employees and applicants who are special disabled veterans, veterans of the Vietnam era, and other eligible veterans; and

(ii) Be in a form prescribed by the Deputy Assistant Secretary for Federal Contract Compliance Programs, Department of Labor (Deputy Assistant Secretary of Labor), and provided by or through the Contracting Officer.

(3) The Contractor shall ensure that applicants or employees who are special disabled veterans are informed of the contents of the notice (e.g., the Contractor may have the notice read to a visually disabled veteran, or may lower the posted notice so that it can be read by a person in a wheel chair).

(4) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement, or other contract understanding, that the Contractor is bound by the terms of the Act and is committed to take affirmative action to employ, and advance in employment, qualified special disabled veterans, veterans of the Vietnam Era, and other eligible veterans.

(f) Noncompliance. If the Contractor does not comply with the requirements of this clause, the Government may take appropriate actions under the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Act.

(g) Subcontracts. The Contractor shall insert the terms of this clause in all subcontracts or purchase orders of $100,000 or more unless exempted by rules, regulations, or orders of the Secretary of Labor. The Contractor shall act as specified by the Deputy Assistant Secretary of Labor to enforce the terms, including action for noncompliance.

(End of Clause)

I-137	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998) AND ALTERNATE I (JUN 1998)	JUN/1998

Notice: The following term(s) of this clause are waived for this contract: -1-.

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Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

I-138	252.211-7003	UNIQUE ITEM IDENTIFICATION AND VALUATION	JUN/2005

                    (a) Definitions. As used in this clause-

                              Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

                              Concatenated unique item identifier means-

                                        (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

                                        (2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

                              Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

                              DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at <http://www.acq.osd.mil/dpap/UID/equivalents.html>.

                              DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

                              Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

                              Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

                              Governments unit acquisition cost means-

                                        (1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

                                        (2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

                                        (3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

                              Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreets Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC) /EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

                              Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

                              Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

                              Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

                              Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

                              Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

                              Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a

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unique item identifier or DoD recognized unique identification equivalent.

                              Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

                              Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

                              Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

                              Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

                              Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

                              Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at <http://www.acq.osd.mil/dpap/UID/uid types.html>.

                    (b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

                    (c) DoD unique item identification or DoD recognized unique identification equivalents.

                              (1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for-

                                        (i) All delivered items for which the Governments unit acquisition cost is $5,000 or more; and

                                        (ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line, Subline, or Exhibit Line Item Number	Item Description

                                        (iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ____.

                              (2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

                              (3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that-

                                        (i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

                                                  (A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology - EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

                                                  (B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology - EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

                                                  (C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution DD format for use until the solution is approved by ISO/IEC JTC1 SC 31. The DD format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at <http://www.acq.osd.mil/dpap/UID/guides.htm>; and

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                                        (ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology - Syntax for High Capacity Automatic Data Capture Media.

                              (4) DoD unique item identification and DoD recognized unique identification equivalents.

                                        (i) The Contractor shall-

                                                  (A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

                                                  (B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

                                        (ii) The issuing agency code-

                                                  (A) Shall not be placed on the item; and

                                                  (B) Shall be derived from the data qualifier for the enterprise identifier.

                    (d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

                              (1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

                              (2) Unique item identifier type.

                              (3) Issuing agency code (if concatenated unique item identifier is used).

                              (4) Enterprise identifier (if concatenated unique item identifier is used).

                              (5) Original part number.

                              (6) Lot or batch number.

                              (7) Current part number (if not the same as the original part number).

                              (8) Current part number effective date.

                              (9) Serial number.

                              (10) Governments unit acquisition cost.

                     (e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

                              (1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

                              (2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

          (3) Unique item identifier type.**

          (4) Issuing agency code (if concatenated unique item identifier is used).**

                              (5) Enterprise identifier (if concatenated unique item identifier is used).**

                              (6) Original part number.**

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                              (7) Lot or batch number.**

                              (8) Current part number (if not the same as the original part number.**

                              (9) Current part number effective date.**

                              (10) Serial number.**

                              (11) Unit of measure.

                              (12) Description.

** Once per item.

                    (f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

                    (g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

I-139	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990

          (a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed* _________________ or the overtime premium is paid for work-

               (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

               (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

               (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

               (4) That will result in lower overall costs to the Government.

           (b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall-

               (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

               (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

               (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

               (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

*Note - in paragraph (a) insert either ‘zero’ or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in subparagraph (a)(1) through (a)(4) of the clause.

I-140	52.222-26	EQUAL OPPORTUNITY (APR 2002) AND ALTERNATE I (FEB 1999)	APR/2002

Notice: The following terms of this clause are waived for this contract: __________ [Contracting Officer shall list terms.

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(a) Definition. “United States,” as used in this clause, means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) If, during any 12-month period (including the 12 months preceding the award of this contract), the Contractor has been or is awarded nonexempt Federal contracts and/or subcontracts that have an aggregate value in excess of $10,000, the Contractor shall comply with paragraphs (b)(1) through (b)(11) of this clause, except for work performed outside the United States by employees who were not recruited within the United States. Upon request, the Contractor shall provide information necessary to determine the applicability of this clause.

(1) The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. However, it shall not be a violation of this clause for the Contractor to extend a publicly announced preference in employment to Indians living on or near an Indian reservation, in connection with employment opportunities on or near an Indian reservation, as permitted by 41 CFR 60-1.5.

(2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. This shall include, but not be limited to —

(i) Employment;

(ii) Upgrading;

(iii) Demotion;

(iv) Transfer;

(v) Recruitment or recruitment advertising;

(vi) Layoff or termination;

(vii) Rates of pay or other forms of compensation; and

(viii) Selection for training, including apprenticeship.

(3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause.

(4) The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

(5) The Contractor shall send, to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers’ representative of the Contractor’s commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment.

(6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor.

(7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11246, as amended, and by the rules, regulations, and orders of the Secretary of Labor. The Contractor shall also file Standard Form 100 (EEO-1), or any successor form, as prescribed in 41 CFR part 60-1. Unless the Contractor has filed within the 12 months preceding the date of contract award, the Contractor shall, within 30 days after contract award, apply to either the regional Office of Federal Contract Compliance Programs (OFCCP) or the local office of the Equal Employment Opportunity Commission for the necessary forms.

(8) The Contractor shall permit access to its premises, during normal business hours, by the contracting agency or the (OFCCP) for the purpose of conducting on-site compliance evaluations and complaint investigations. The Contractor shall permit the Government to inspect and copy any books, accounts, records (including computerized records), and other material that may be relevant to the matter under investigation and pertinent to compliance with Executive Order 11246, as amended, and rules and regulations that implement the Executive Order.

(9) If the OFCCP determines that the Contractor is not in compliance with this clause or any rule, regulation, or order of the Secretary of Labor, this contract may be canceled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11246, as amended. In addition, sanctions may be imposed and remedies invoked against the Contractor as provided in Executive Order 11246, as amended, in the rules, regulations, and orders of the Secretary of Labor, or as otherwise provided by law.

(10) The Contractor shall include the terms and conditions of subparagraphs (b)(1) through (11) of this clause in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

(11) The Contractor shall take such action with respect to any subcontract or purchase order as the contracting officer may direct as a means of enforcing these terms and conditions, including sanctions for noncompliance; provided, that if the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States.

(c)	Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1.

(End of Clause)

I-141	52.227-03	PATENT INDEMNITY (ALTERNATE II)	APR/1984

The following paragraph (c) is added to the clause at FAR 52.227-03 (APR 84), which is incorporated by reference:

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(c)	This patent indemnification shall cover the following items:

This patent indemnification shall be applicable to any patent claims or suits against the Government arising out of any activity occurring pursuant to this contract regarding the making, use, or sale of any items, or materials; or the practicing of any processes; which, in either case, have been sold or offered for sale by the contractor or its subcontractors hereunder to the public, in the commercial open market, and to such items, materials, or processes with relatively minor modifications thereto.

I-142	52.232-16	PROGRESS PAYMENTS	APR/2003

The Government will make progress payments to the Contractor when requested as work progresses, but not more frequently than monthly in amounts of $2,500 or more approved by the Contracting Officer, under the following conditions:

(a)	Computation of amounts.

(1) Unless the Contractor requests a smaller amount, the Government will compute each progress payment as 80 percent of the Contractor’s total costs incurred under this contract whether or not actually paid, plus financing payments to subcontractors (see paragraph (j) of this clause), less the sum of all previous progress payments made by the Government under this contract. The Contracting Officer will consider cost of money that would be allowable under FAR 31.205-10 as an incurred cost for progress payment purposes.

(2) The amount of financing and other payments for supplies and services purchased directly for the contract are limited to the amounts that have been paid by cash, check, or other forms of payment, or that are determined due and will be paid to subcontractors—

(i)	In accordance with the terms and conditions of a subcontract of invoice; and

(ii)	Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government.

(3)	The Government will exclude accrued costs of Contractor contributions under employee pension plans until actually paid unless—

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii)

The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s total costs for progress payments until paid).

(4)	The Contractor shall not include the following in total costs for progress payment purposes in paragraph (a)(1) of this clause:

(i)	Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.

(ii)	Costs incurred by subcontractors or suppliers.

(iii)	Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.

(iv)	Payments made or amounts payable to the subcontractors or suppliers, except for—

(A)	completed work, including partial deliveries, to which the Contractor has acquired title; and

(B)	Work under cost-reimbursement or time-and-material subcontracts to which the Contractor has acquired title.

(5) The amount of unliquidated progress payments may exceed neither (i) the progress payments made against incomplete work (including allowable unliquidated progress payments to subcontractors) nor (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

(6) The total amount of progress payments shall not exceed 80 percent of the total contract price.

(7) If a progress payment or the unliquidated progress payments exceed the amounts permitted by subparagraphs (a)(4) or (a)(5) above, the Contractor shall repay the amount of such excess to the Government on demand.

(8) Notwithstanding any other terms of the contract, the Contractor agrees not to request progress payments in dollar amounts of less than $2,500. The Contracting Officer may make exceptions.

(b) Liquidation. Except as provided in the Termination for Convenience of the Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or 80 percent of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required by a retroactive price reduction, after computing liquidation’s and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rate to an alternate rate when deemed appropriate for proper contract financing.

(c) Reduction or suspension. The Contracting Officer may reduce or suspend progress payments, increase the rate of liquidation, or take a combination of these actions, after finding on substantial evidence any of the following conditions:

(1)	The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

(2)	Performance of this contract is endangered by the Contractor’s —

(i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

(3)	Inventory allocated to this contract substantially exceeds reasonable requirements.

(4)	The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

(5)	The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

(6)	The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph

(b)	above, and that rate is less than the progress payment rate stated in subparagraph (a)(1) above.

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(d)	Title.

(1) Title to the property described in this paragraph (d) shall vest in the Government. Vestiture shall be immediately upon the date of this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

(2) “Property,” as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

(i) Parts, materials, inventories, and work in process;

(ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract; e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

(4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officer’s approval, but the proceeds shall be credited against the costs of performance.

(5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer’s advance approval of the action and the terms. The Contractor shall

(i) exclude the allocable costs of the property from the costs of contract performance, and

(ii) repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not —

(i) Delivered to, and accepted by, the Government under this contract; or

(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7)	The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(e) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

(f) Control of costs and property. The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause.

(g) Reports and access to records. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractor’s books, records, and accounts.

(h) Special terms regarding default. If this contract is terminated under the Default clause,

(i) the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and

(ii) title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.

(i)	Reservations of rights.

(1) No payment or vesting of title under this clause shall —

(i) Excuse the Contractor from performance of obligations under this contract; or

(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.

(2) The Government’s rights and remedies under this clause —

(i) Shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(j)

Financing payments to subcontractors. The financing payments to subcontractors mentioned in paragraphs (a)(1) and (a)(2) of this clause shall be all financing payments to subcontractors or divisions, if the following conditions are met:

(1) The amounts included are limited to —

(i) The unliquidated remainder of financing payments made; plus

(ii) Any unpaid subcontractor requests for financing payments.

(2) The subcontract or interdivisional order is expected to involve a minimum of approximately 6 months between the beginning of work and the first delivery, or, if the subcontractor is a small business concern, 4 months.

(3) If the financing payments are in the form or progress payments, the terms of the subcontract or interdivisional order concerning progress payments —

(i) Are substantially similar to the terms of the clause for any subcontractor that is a large business concern, or that clause with its Alternate I for any subcontractor that is a small business concern;

(ii) Are at least as favorable to the Government as the terms of this clause;

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(iii) Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

(iv) Are in conformance with the requirements of FAR 32.504(e); and

(v) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Government’s right to require delivery of the property to the Government if —

(A) The Contractor defaults; or

(B) The subcontractor becomes bankrupt or insolvent.

(4) If the financing payments are in the form of performance-based payments, the terms of the subcontract or interdivisional order concerning payments—

(i) Are substantially similar to the Performance-Based Payments clause at FAR 52.232-32 and meet the criteria for, and definition of, performance-based payments in FAR Part 32;

(ii) Are in conformance with the requirements of FAR 32.504(f); and

(iii) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Government’s right to require delivery of the property to the Government if—

(A) The Contractor defaults; or

(B) The subcontractor becomes bankrupt or insolvent.

(5) If the financing payments are in the form of commercial item financing payments, the terms of the subcontract or interdivisional order concerning payments-

(i) Are constructed in accordance with FAR 32.206(c) and included in a subcontract for a commercial item purchase that meets the definition and standards for acquisition of commercial items in FAR Part 2 and 12;

(ii) Are in conformance with the requirements of FAR 32.504(g); and

(iii) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Government’s right to require delivery of the property to the Government if—

(A) The Contractor defaults; or

(B) The subcontractor becomes bankrupt or insolvent.

(6) If financing is in the form of progress payments, the progress payment rate in the subcontract is the customary rate used by the contracting agency, depending on whether the subcontractor is or is not a small business concern.

(7) Concerning any proceeds received by the Government for property to which title has vested in the Government under the subcontract terms, the parties agree that the proceeds shall be applied to reducing any unliquidated financing payments by the Government to the Contractor under this contract.

(8) If no unliquidated financing payments to the Contractor remain, but there are unliquidated financing payments that the Contractor has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

(9) To facilitate small business participation in subcontracting under this contract, the Contractor shall provide financing payments to small business concerns, in conformity with the standards for customary contract financing payments stated in Subpart 32.113. The Contractor shall not consider the need for such financing payments as a handicap or adverse factor in the award of subcontracts.

(k) Limitations on undefinitized contract actions. Notwithstanding any other progress payment provisions in this contract, progress payments may not exceed 80 percent of costs incurred on work accomplished under undefinitized contract actions. A “contract action” is any action resulting in a contract, as defined in Subpart 2.1, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a) of this clause, and shall remain in effect until the contract action is definitized. Costs incurred which are subject to this limitation shall be segregated on Contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b) of this clause, progress payments for undefinitized contract actions shall be liquidated at 80 percent of the amount invoiced for work performed under the undefinitized contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments for undefinitized contract actions shall not exceed 80 percent of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.

(l) Due date. The designated payment office will make progress payments on the ______ [Contracting Officer insert date as prescribed by agency head; if not prescribed, insert “30th”] day after the designated billing office receives a proper progress payment request. In the event that the Government requires an audit or other review of a specific progress payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make a payment by the specified due date. Progress payments are considered contract financing and are not subject to the interest penalty provisions of the Prompt Payment Act. (m) Progress payments under indefinite--delivery contracts. The Contractor shall account for and submit progress payment requests under individual orders as if the order constituted a separate contract, unless otherwise specified in this contract.

(End of Clause)

I-143	52.243-07	NOTIFICATION OF CHANGES	APR/1984

(a) Definitions. ‘Contracting Officer,’ as used in this clause, does not include any representative of the Contracting Officer. ‘Specifically authorized representative (SAR),’ as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

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          (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within _____ calendar days (to be negotiated) from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state-

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in orknowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect oncontinued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

     (c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

     (d) Government response. The Contracting Officer shall promptly, within _____ calendar days (to be negotiated) of receipt of notice, respond to the notice in writing. In responding, The Contracting Officer shall either-

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary, direct the mode of further performance; or

           (4) In the event the Contractor’s notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

     (e) Equitable adjustment. (1) If the Contracting Officer confirms that Government conduct affected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made-

(i)	In the contract price or delivery schedule or both; and

(ii)	In such other provisions of the contract as may be affected.

           (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay

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reasonably incurred by the Contractor in attempting to comply with defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such a defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

NOTE: The phrases ‘contract price’ and ‘cost’ wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

I-144	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS )	MAR/2007

(a)

Definitions. As used in this clause—

Commercial item has the meaning contained Federal Acquisition Regulation 2.101, Definitions.

Subcontract includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b)      To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)

          (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2)(3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceed $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006) (38 U.S.C. 4212(a));

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). (Flow down a required in accordance with paragraph (g) of FAR clause 52.222-39.)

(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of Clause)

I-145	52.245-2 ALT I	GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS) (JUN 2003)	JUN/2003
	(DEV)	AND ALTERNATE I (APR 1984) (DEVIATION DAR TRACKING No. 99-O0008 (JUL 99)

               (a) Government-furnished property.

(1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished “as is”) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4) If Government-furnished property is not delivered to the Contractor by the required

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time, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

               (b) Changes in Government-furnished property.

                    (1) The Contracting Officer may, by written notice,

(i) decrease the Government-furnished property provided or to be provided under this contract, or

(ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract.

The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph(h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any —

(i) Decrease or substitution in this property pursuant to subparagraph(b)(1) of this clause; or

(ii) Withdrawal of authority to use this property, if provided under any other contract or lease.

               (c) Title in Government property.

(1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph(collectively referred to as “Government property”), are subject to the provisions of this clause. However, special tooling accountable to this contract is subject to the provisions of the Special Tooling clause and is not subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract —

(i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

(ii) Title to all other material shall pass to and vest in the Government upon —

(A) Issuance of the material for use in contract performance;

(B) Commencement of processing of the material or its use in contract performance; or

(C) Reimbursement of the cost of the material by the Government, whichever occurs first.

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(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e) Property administration.

(1) The Contractor shall be responsible and accountable for all Government property provided under this contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g)    Limited risk of loss. (1) The term “Contractor’s managerial personnel,” as used in this paragraph (g), means the Contractor’s directors, officers, and any of the Contractor’s managers, superintendents, or equivalent representatives who have supervision or direction of—

(i) All or substantially all of the Contractor’s business;

(ii) All or substantially all of the Contractor’s operation at any one plant or separate location at which the contract is being performed; or

(iii) A separate and complete major industrial operation connected with performing this contract.

(2) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract (or, if an educational or nonprofit organization, for expenses incidental to such loss, destruction, or damage), except as provided in subparagraphs (3) and (4) below.

(3) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)—

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained, or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 65 of 69

	PIIN/SIIN W15P7T-07-D-J402	MOD/AMD

Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(4)(i) If the Contractor fails to act as provided in subdivision (g)(3)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage—

(A) Did not result from the Contractor’s failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(5) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

Para (6) for DoD:

(6) [The contractor shall notify the contracting officer u]pon loss or destruction of, or damage to, Government property provided under this contract, [with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. T]he Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of—

(i) The lost, destroyed, or damaged Government property;

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any part of or interest in such commingled property.

(7) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(7) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making such equitable adjustment.

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(8) The Contractor represents that it is not including in the price and agrees it will not hereafter include in any price to the Government any charge or reserve for insurance (including any self-insurance fund or reserve) covering loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(9) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to or equitably reimburse the Government, as directed by the Contracting Officer.

(10) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for —

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property (including any resulting scrap) not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid to the Government as the Contracting Officer directs.

(j) Abandonment and restoration of Contractor’s premises. Unless otherwise provided herein, the Government —

(1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

(2) Has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances (e.g., abandonment, disposition upon completion of need, or upon contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k) Communications. All communications under this clause shall be in writing.

(l) Overseas contracts. If this contract is to be performed outside of the United States

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and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of Clause)

I-146	52.252-02	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

       http://www.arnet.gov/far

       http://farsite.hill.af.mil

(End of Clause)

I-147	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

          http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm or https://webportal.saalt.army.mil/saal- zp/procurement/afars.doc

(End of Clause)

I-148	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS	MAR/2007

          (a) Definitions. As used in this clause

(1) Contract financing payment and invoice payment have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2) Electronic form means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using one of the electronic forms provided for in paragraph (b) of this clause.

(3) Payment request means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests using one of the following electronic forms:

(1) Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA). Information regarding WAWF-RA is available on the Internet at \*HYPERLINK “https://rmb.ogden.disa.mil/”https://wawf.eb.mil.

(2) Web Invoicing System (WInS). Information regarding WInS is available on the Internet at \*HYPERLINK “https://ecweb.dfas.mil/”https://ecweb.dfas.mil.

(3) American National Standards Institute (ANSI) X.12 electronic data interchange (EDI) formats.

(i) Information regarding EDI formats is available on the Internet at \*HYPERLINK “http://www.x12.org/”http://www.X12.org.

(ii) EDI implementation guides are available on the Internet at http://www.dod.mil/dfas/contractorpay/electroniccommerce.html.

(4) Another electronic form authorized by the Contracting Officer.

          (c) The Contractor may submit a payment request in non-electronic form only when

(1) DoD is unable to receive a payment request in electronic form; or

(2) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officers determination with each request for payment.

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payment requests.

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(End of clause)

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SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By

Exhibit A	CDRL C001 STATUS REPORTS-RAW PACKET SWITCH	03-MAY-2007	001	EMAIL
Exhibit B	CDRL C002 ACCEPTANCE TEST PLAN AND TEST PROCEDURES	03-MAY-2007	001	EMAIL
Exhibit C	CDRL C003 FIRST ARTICLE QUALIFICATION TEST	03-MAY-2007	001	EMAIL
Exhibit D	CDRL C004 FIRST ARTICLE QUALIFICATION TEST REPORT	03-MAY-2007	001	EMAIL
Exhibit E	CDRL C005 PY 1 BAR CODE ID REPORT FOR UNIQUE ID	03-MAY-2007	001	EMAIL
Exhibit F	CDRL C006 FIRMWARE VERSION DESCRIPTION DOCUMENT REPORT	03-MAY-2007	001	EMAIL
Exhibit G	CDRL C007 SOFTWARE TEST PLAN AND VERIFICATION MATRIX	03-MAY-2007	001	EMAIL
Exhibit H	CDRL C008 SOFTWARE TEST PROCEDURES	03-MAY-2007	001	EMAIL
Exhibit J	CDRL C009 SOFTWARE TEST REPORT	03-MAY-2007	001	EMAIL
Exhibit K	CDRL C013 MEETING MINUTES	03-MAY-2007	001	EMAIL
Exhibit L	CDRL C014 CONTRACTOR STATUS REPORT	03-MAY-2007	001	EMAIL
Exhibit M	CDRL C015 CONTRACTOR PERFORMANCE REPORT	03-MAY-2007	001	EMAIL
Exhibit N	CDRL C016 PRODUCTION SURGE PLAN	03-MAY-2007	001	EMAIL
Exhibit P	CDRL C017 CONTRACTOR COST DATA PRODUCTION	03-MAY-2007	001	EMAIL
Exhibit Q	CDRL C018 COST DATA SUMMARY REPORT	03-MAY-2007	001	EMAIL
Exhibit R	CDRL C019 FUNCTIONAL COST HOURLY REPORT	03-MAY-2007	001	EMAIL
Exhibit S	CDRL C020 CONTRACTOR MANPOWER REPORT	03-MAY-2007	001	EMAIL
Exhibit T	CDRL C021 MANAGEMENT PLAN	03-MAY-2007	001	EMAIL
Exhibit U	CDRL C022 CCB DOCUMENTS	03-MAY-2007	001	EMAIL
Attachment 0001	SOW FOR FBCB2 BFT SATELLITE SERVICES, SATELLITE BANDWIDTH	30-AUG-2007	042	EMAIL
	LEASES, ANTENNAS/TRANSCEIVERS, SUPPORT HARDWARE, AND
	ENGINEERING/REPAIR SERVICES
Attachment 0002	PRICING STRUCTURE FOR L-BAND SATELLITE SERVICES PROGRAM	24-AUG-2007	038	EMAIL
	YEAR 1 THROUGH PROGRAM YEAR 5
Attachment 0003	PRICING STRUCTURE FOR HARDWARE REQUIREMENTS PROGRAM YEAR 1	28-AUG-2007	010	EMAIL
	THROUGH PROGRAM YEAR 5
Attachment 0004	FINAL SUBCONTRACTING PLAN	29-AUG-2007	008	EMAIL
Attachment 0005	DD 254	19-AUG-2007	004	EMAIL

REV 27  30 August 2007

STATEMENT OF WORK

FOR

FORCE XXI BATTLE COMMAND BRIGADE AND
BELOW (FBCB2)
BLUE FORCE TRACKING (BFT)

2007-2011
SATELLITE SERVICES,
SATELLITE BANDWIDTH LEASES,
ANTENNAS/TRANSCEIVERS, SUPPORT HARDWARE,
AND ENGINEERING/REPAIR SERVICES

Prepared by:

The Office of the Project Manager
(PM FBCB2)
SFAE-C3T-FB
Fort Monmouth, NJ

24 August 2007

Updated 24 August 2007

1.0 Scope

This Statement of Work (SOW) is for the continued operation, fielding, repair, improvement, and evolution of the L-band communications aspects of the Force XXI Battle Command Brigade and Below (FBCB2) Blue Force Tracking (BFT) System. This SOW covers all activities required to continue to operate the FBCB2 BFT network, develop new capabilities, provide training, provide additional services, provide additional hardware items to the network to support continued FBCB2 BFT fielding, repair existing hardware, and evolve the L-band communications subsystems to meet existing objective and new FBCB2 capabilities, including US Army, Joint, and Foreign BFT Operations. In order to successfully meet program objectives, the FBCB2 BFT L-band full Authorized Army Authorized Objective (AAO) quantity of systems with enhanced capability will be delivered incrementally with increasing quantities, capabilities and functionality over a period of five years from date of award.

For this SOW, the Government requires L-band System Integration hardware and services that can leverage the past investment, integrate software and hardware, verify operations in a representative tactical environment, and deliver the required products with enhanced capabilities in the timeframes established for the FBCB2 program. To ensure efforts are done properly, the contractor shall use this SOW as the foundation in responding to each Delivery Order. The contractor shall provide technical support to external organizations (e.g., Abrams PM and associated support contractors) in support of development and integration of the FBCB2 products into target host platforms. In addition, to ensure a smooth integration process, the contractor shall support technical reviews of external systems and supporting hardware functionality and/or planned enhancements to identify potential deficiencies in the end product that will result in the L-band equipment being operable with that product. The contractor shall provide recommendations for resolving any potential deficiencies.

The intent of this contract is to procure service and capability through a sequence of Delivery Orders. The contractor shall perform the requirements for the tasks herein as authorized by individual Delivery Orders, which will be issued from time to time during the performance period in accordance with the terms of this contract and within the scope of this SOW. The initial delivery order for this contract will be issued simultaneously with this contract and is attached to this SOW. As applicable, the contractor shall utilize existing documentation delivered by the contractor under prior contracts.

2.0 Documentation

2.1 Applicable Documents

The following documents form a part of this SOW to the extent specified herein. The exact date and issue specified shall be the version applicable to this SOW unless specified otherwise in the Delivery Order. In the event of conflict between the applicable documents and this SOW, the SOW shall take precedence.

Army Regulation (AR) 25-2, Dept. of Army, Information Assurance, dated 14 November 2003

AR 25-30, The Army Publishing Program, dated 16 March 2004

AR 190-13, Dept. of Army, The Army Physical Security Program, dated 22 September 1995

Updated 24 August 2007

AR 380-5, Dept. of Army, Information Security Program, dated 29 September 2000

AR 380-10, Dept. of Army, Foreign Disclosure and Contacts with Foreign Representatives, dated 6 June 2003

AR 380-67, Dept. of Army Personnel Security Program Regulation, dated 20 July 1989

Memorandum, Department of the Army Strategy for the Implementation of the Interim DOD Information Assurance Certification and Accreditation Process (DIACAP), November 2006

Army Information Assurance (IA) Certification and Accreditation (C&A) Process. Best Business Processes, 17 November 2006.

Communications and Electronics Command (CECOM) Regulation 380-16, Industrial Security Program Requirements for Classified Contracts

Interim Department of Defense (DoD) Information Assurance (IA) Certification and Accreditation (C&A) Process Guidance, July 6, 2006.

Department of Defense, 5220.22-M, National Industrial Security Program – Operating Manual (NISPOM), dated January 1995, Change Two (dated 1 May 2000)

Department of Defense Instruction (DODI) 8500.1, Information Assurance, dated 24 October 2002.

Department of Defense Instruction (DODI) 8500.2, Information Assurance Implementation, dated 6 February 2003

Department of Defense Interface Standard Variable Message Format (VMF) Technical Interface Design Plan (Test Edition), (Reissue 5), dated 18 January 2002

Section 3541 of title 44, United States Code, “Federal Information Security Management Act of 2002” (FISMA)

Military Standard (MIL-STD)-188-220C, Digital Message Transfer Device, Subsystems, dated 15 March 2002

MIL-STD-810E, Environmental Test Methods and Engineering Guidelines, dated 14 July 1989

MIL-STD-882D, DOD Standard Practices for System Safety, dated 10 November 2000

MIL-STD-2361A(AC), Department of Defense Interface Standard, Digital Publications Development, dated 31 May 2000

MIL-STD-40051A™, Department of Defense Standard Practice, Preparation of Digital Technical Information for Multi-Output Presentation of Technical Manuals, dated 2 March 1999

National Security Agency, Information Systems Security Organization document, “Controlled Access Protection Profile Version 1.d.”, dated 8 October 1999

Updated 24 August 2007

Training and Doctrine Command (TRADOC) Regulation 350-70, Army System Approach to Training Management, Processes and Products, dated 9 March 1999

Program Executive Office Command, Control and Communication (Tactical) (PEO C3T) Information Assurance (IA) Policy for Developmental Systems, dated 22 March 2004

Department of Army, Director of Information Systems for Command, Control, Communications & Computers correspondence, Subject: Intra-Army Interoperability Certification, dated 3 December 2000

Joint Technical Architecture (JTA), Version 6.0, dated 30 October 2003

Joint Technical Architecture – Army, Version 6.5, dated 10 May 2002

Defense Information Infrastructure (DII) Common operating Environment (COE) Integration and Run Time Specification (I&RTS), 4.2.4 DRAFT dated June 2003

Force XXI Battle Command Brigade and Below (FBCB2) Operational Requirements Document (ORD), dated 26 March 200

Force XXI Battle Command Brigade and Below (FBCB2) User Functional Description (UFD), Version 3.1, dated February 1999

Sharable Courseware Object Reference Model (SCORM), Version 1.3, dated January 2004

ABCS Interactive Multimedia Instruction (IMI) Style Guide, dated 23 March 2001

Army Training Information Architecture (ATIA) compliance Standards, Version 3.1, dated 19 April 2002

2.2 Contract Data Requirements List (CDRL) DD Form 1423

The OMB approved DD Form 1423-1, dated June, 1990, has been modified for automated data processing and incorporated within the text of this Statement of Work for ease of referencing. All references throughout this SOW and the contract to DD Form 1423, Contract Data Requirements List and CDRL are references to the modified DD Form 1423-1 incorporated in this manner.

2.3 Media and File Format

Microsoft Windows version of the Microsoft Office XP suite of applications, MS Word, MS Excel, MS PowerPoint, and MS Project 2000, e.g. Word 97 or newer (.doc) files, Microsoft Excel (.xls) files and Microsoft Project 2000 (.mpp) files, are the preferred file formats for data furnished under this contract. For unclassified data made available via the Web-based Knowledge Center, MS Internet Explorer 4.0 (or later) or Netscape Navigator/Communicator 4.0 (or later) are the preferred browsers. Other formats for the transmittal of contract documentation and methods for electronically signing DD Form 250s Material Receipt and Acceptance shall be as set forth in the contract and as agreed to by the Government/Contractor.

Updated 24 August 2007

2.4 Data Requirements

In completion of each specific delivery order for engineering services authorized under this contract, the following data deliverables are required.

CDRL NUMBER	CDRL TITLE

C001	Status Reports - Packet Switch and HUB/HIB Data and Operations Daily Log

C002	Acceptance Test Plan and Test Procedure

C003	First Article Qualification Test (FAQT) Plan and Procedure

C004	First Article Qualification Test (FAQT) Report

C005	Bar Code Identification Report for Unique Identification (UID)

C006	Firmware Version Description Document Report

C007	Software Test Plan and Verification Matrix

C008	Software Test Procedures

C009	Software Test Report

C013	Meeting Minutes

C014	Contract Status Report (CSR) / Monthly Status Reports

C015	Contract Performance Report (CPR) / Contract Financial Report (CFR)

C016	Production Surge Plan

C017	Contract Work Breakdown Structure (CWBS)

C018	Cost Data Summary Report (CDSR) DD1921

C019	Functional Cost-Hour Report (FCHR) DD1921-1 Part 1 Only

C020	Contractor Manpower Report.

C021	Management Plan for the Configuration Control Board (CCB)

C022	Configuration Control Board (CCB) Documents

3.0 Requirements

3.1 L-band Satellite Service

The Contractor shall provide L-band satellite service to the current FBCB2 BFT mobile terminals (CMDC MT-2011-04, MT-2011E, and Contractor network-capable handhelds), and other terminals as they are developed and fielded. Service from each provider must be capable of interfacing with all current BFT platform terminals. The satellite network must be capable of handling multiple simultaneous transmissions from the mobile terminals, with a completion rate of greater than        and a latency of less than         seconds (platform to NOC or NOC to platform) for all packets. Packet completion rate and transit time will be calculated by the PMO through the use of Diagnostic Equipment measuring messages sent between the CCS servers in the NOC and selected BFT platforms in the field. This assumes the CMS network elements including transceivers are operating with currently approved software, hardware, and firmware; the transceiver is within the satellite beam footprint, has an unobstructed view of satellite, has a satellite look angle between        and        degrees absent of any external RF interference, and a satellite channel loading at less than full capacity.

All data sent between the platform terminal and the Network Packet Switch must be encrypted. The network must, at minimum, operate using the                            Encryption Standard        as currently agreed between FBCB2 and CMDC. All packet payloads (in either direction) will be encrypted                            . Some current installations may use        ; however, they will be migrated to              as soon as fielded equipment can be upgraded.

          Any requested or proposed change to the encryption standards used on FBCB2 BFT network will be submitted in writing for review, analysis, and approval by the PM FBCB2 BFT or his designee prior to the network implementation. Any change to the encryption standard must be approved in writing by PdM BFT or his designated representative.

Circuits from the satellite to the commercial Earth Station may be on any standard band, provided positive connectivity can be maintained under all conditions. Except for frequency conversion, no signal processing will be done on the satellite or at the commercial Earth Station. The satellite network must operate as a ‘bent pipe’. Racks containing beam processing cards and network management/monitoring equipment shall be secured by a means to prevent unauthorized and/or unmonitored access. Security mechanisms will meet the minimum standards set by the PdM BFT.

                    The contractor is expected to sub-contract with regional communications and satellite service providers, as necessary, to provide best value coverage in each geographic area. Options for alternate service, using different providers and/or satellites, must be identified and available for all areas outside CONUS designated as combat areas.

Note that satellite service is required to support all compatible transceivers that the Government requires to be part of the FBCB2 Blue Force Tracking (BFT) network. These transceivers may have been procured over the past several years by PM FBCB2 or by PM Movement Tracking System (MTS), or, these transceivers may also have been procured by other government agencies and contractors. Under the scope of this contract, The Contractor shall afford satellite services to all transceivers identified by the Government as long as the channel requirements or simultaneous operation limits specified in this statement of work are not breached.

Updated 24 August 2007

3.1.1 Service Reliability

The Contractor shall provide Satellite service to the BFT platforms that is reliable and available at a rate of not less than          % for each channel, calculated on a monthly basis and measured annually. FBCB2 BFT operational availability will be measured by the Government from the FBCB2 Network Operations Center (NOC) to insure that L-band channels and VSAT connections are achieving the required levels of service. Outages will be measured from the problem log time to the resolution completion time, as registered on the Contractor’s Customer Relation Management (CRM) tool, and the BFT NOC Operator’s Log. An outage is characterized as an unplanned service outage, and the availability calculation will exclude outages (i) planned, scheduled and approved by PdM FBCB2 BFT in advance; (ii) caused by external interferences beyond Contractor’s control; and (iii) conditions of force majeure

FBCB2 BFT operational availability will be measured by the Government from the FBCB2 Network Operations Center (NOC).

                    Contractor may propose methods to calculate this availability, which may be used subject to mutual agreement from the government.

3.1.2 L-band Satellite Service Areas of Coverage

The Contractor shall provide Satellite coverage to support the areas and the quantity of transceivers identified in each applicable delivery order. It should be noted that, except for CONUS, not more

Updated 24 August 2007

than _____ of systems in any given area are expected to be active at any given time except for short surges during high-tempo operations.

3.2 Network and Security Engineering and Management Services

3.2.1 Network Operations and Maintenance

Contractor will provide the technical support and facilities necessary to provide day-to-day operations and management of the entire network on a 24x7 basis over the entire period of performance. This includes network and security monitoring and troubleshooting, performance of productionized transceiver configuration and general support necessary to maintain an operational and secure network. Contractor’s Customer Support will be the single point of contact for all change or information requests, problem reporting, escalation, resolution, status tracking and documentation on a 24x7 basis.

Contractor will provide                personnel at Ft Monmouth, NJ, who will be fully embedded into the FBCB2 BFT Global NOC at Ft. Monmouth, N.J (BGN1), and 1 person at Contractor’s facility in Germantown who will be dedicated to support the FBCB2 BFT program. Contractor will provide FBCB2 BFT backup switch site and primary HUB site monitoring and management from their Germantown, MD, NOC to guarantee service readiness.

Duties of the Contractor personnel at BGN1 will include the following:

—	Monitor the FBCB2 BFT NOCs.

—	Provide production OTA updates/re-provisioning to any FBCB2 BFT transceiver, including OTA re-key and zeroize functions, immediately upon receipt of request.

—	Perform softload file generation for production profile and delivery to the field according to the FBCB2 BFT data handling guidelines.

—	Input new transceiver serial numbers into NPS .ini files at all NOCs at Contractor and FBCB2 BFT approved time windows.

—	Coordinate manual switch over changes between redundant channels.

—	Configure existing NPS equipment to adjust for Contractor and FBCB2 BFT approved network change requests.

—	.

—	Work with other NOC personnel to provide seamless service throughout the FBCB2 BFT network.

—	Pull packet switch data as requested.

—	Monitor all host, network and security device syslog and/or security alert logs and analysis of this data to maintain the security posture and status of the worldwide BFT network.

3.2.2 Network Engineering and Development

This section encompasses all development and deployment activities that are not routine operations such as new channel fielding, new profile definition/testing, changes to NPS configuration structure, or any other software development/deployment in support of the network and are not part of the 24x7 operator areas of responsibility. These functions will fall into the Network Engineering and Development areas of responsibility and will be performed during normal business hours.

Updated 24 August 2007

The contractor shall provide engineering and management services to effect necessary improvements to the BFT network and network equipment (i.e., from individual platform terminals through the satellite(s)/ground control station(s) through the packet switch and onto the BFT NOC LAN). This includes, but is not limited to, providing software, firmware, waveform, and hardware upgrades, purchase of additional required hardware, over the air and direct provisioning/re-provisioning of platform terminals, and keeping the configuration at each network packet switch (NPS) consistent so that any NOC can immediately take over operations for any satellite segment worldwide.

The contractor shall provide engineering and management services to effect necessary improvements to the BFT network and network equipment (i.e., from individual platform terminals through the satellite(s)/ground control station(s) through the packet switch and onto the BFT NOC LAN). This includes, but is not limited to, providing software, firmware, waveform, and hardware upgrades, purchase of additional required hardware or software packages to effect the following categories of improvements (not all inclusive):

—	Network and/or transceiver data rate improvements

—	Network and/or transceiver security improvements

—	Network and/or transceiver communications improvements

—	Network and/or transceiver diagnostics and prognostics improvements

—	Network and/or transceiver interface improvements with all existing and future versions of the FBCB2 BFT system

3.2.3 Key Management

At the direction of the PdM FBCB2 BFT, Contractor will be responsible for encryption keying and management of terminals and packet switch equipment throughout the operational FBCB2 BFT worldwide network.

Some Key Management functions, such as Profile Assignment, may confer to the Contractor BGN1 NOC operator’s control in Ft. Monmouth.

                                                                        Contractor System Engineering at Germantown, MD will be responsible for infrastructure maintenance, support and troubleshooting, and any other function not explicitly or fully transferred to the Contractor NOC operators at BGN1.

3.2.4 Profile Management

Contractor will provide the necessary services for conducting over-the-air and soft-load transceiver configuration management. This includes the definition and maintenance of baseline settings, as well as configuration profiles to meet theatre operation requirements relative to the following:

—	Association of channels to operational theatres

—	.

—	Variations between transceiver models/implementation (ground, aviation, etc.).

Routine assignment of transceivers to well-established profiles will be performed upon request by the 24x7 operations staff (Contractor NOC operators at BGN1). Under normal circumstances, Contractor System Engineering will perform profile definition and initial fielding during normal

Updated 24 August 2007

business hours to accommodate engineering reviews and the Contractor configuration management process.

3.2.5 Planned or Emergency Maintenance

                                                                                         Contractor will exert best efforts to perform all maintenance in a manner that eliminates or at least minimizes service interruption.

Contractor will perform the following functions for planned or emergency network maintenance:

—	Maintain and provide uninterrupted service

—	Coordinate all planned maintenance with the designated FBCB2 BFT POC.

—	Perform emergency maintenance to restore service or to prevent an imminent service outage. Contractor will make every effort to contact the FBCB2 BFT POC as soon as possible.

—	Use email, or phone for communicating maintenance notices and maintain a dedicated phone line for FBCB2 BFT 24x7 support

—

Use a customer relationship management (CRM) solution for all traceable communications with the customer. The CRM will be the designated means for traceable correspondence pertaining to network change requests and problem tracking.

3.2.6 Daily Log and Network Performance Data Maintenance and Extraction

Contractor will maintain packet logs at each NOC (online or near-line storage), and will provide these logs monthly to PdM FBCB2 BFT, to be delivered according to data handling guidance. Contractor personnel at BGN1 will perform this task.

3.2.7 Network Performance Data

Contractor will maintain network performance data during the contract period comprised of the following:

—	Channel Availability Metrics

—	Component Event/Component Issue Logs

—	Channel Utilization Metrics

3.2.8 Channel Availability Metrics

The channel availability metrics will be produced using the Channel Availability Metrics Methodology provided in Appendix A, for comparison with BFT NOC Operations Logs.

3.2.9 Network Event/Component Issue Logs

Contractor will maintain a log of all events that impact FBCB2 BFT network performance. Each entry will contain the following data:

—	Start (or event) time (GMT)

—	Duration (if applicable)

Updated 24 August 2007

—	Network Component (e.g., HUB Router, Agent, VSAT Link, VPN Link, ASA, etc.)

—	Event Description (phrase)

—	Reference ticket number

—	Service Impact Rating (one of the following)

	None – Informational

	Reduced Redundancy

	Service Degraded

	Service Lost

—	Corrective Action Taken / Remedy / Status

This log is intended to quickly record events. It will also be used to derive any point-rating reductions for channel availability metrics. Concise comments will be entered for the basic recording of events. After actions reviews (AARs) for major events will be handled separately through other reporting procedures.

This log will be maintained and managed by customer service using a customer relationship management (CRM) solution as a central repository for tracking submissions. The customer will be able to request status updates and past event history via customer service. Monthly submission shall be made in a manner specified by the PM FBCB2 BFT.

3.2.10 Channel Utilization Metrics

These metrics represent packet flow through the Agents, as well as the packet flow rate and unit count over time. These metrics will not identify traffic by message type (e.g., SA, C2, etc.)

Utilization metrics will include the following items per          report intervals:

—	Return Link (Inbound) packets / bytes per interval

—	Forward Link (Outbound) packets / bytes per interval

—	Unit Count per interval

3.2.11 Traffic Data Logs and Retention

Contractor will archive packet records of all FBCB2 BFT messages from each packet switch to

                                                                                                                             This packet switch data is for use in developmental, operational integration, and test activities by the FBCB2 BFT system engineering and integration prime contractor. Any Contractor network raw data turned over to 3rd party organizations, other than US Government offices and the FBCB2 Prime Contractor, will require Non-Disclosure Agreements prior to release of data.

3.2.12 Security Event Log Auditing and Data Retention

Contractor will provide a means for automated logging and analysis for system and network device security logs. Archiving of security event-related data will be IAW DoD and Army guidance. When directed, the contractor will provide an automated SYSLOG feed to the government’s monitoring system.

The Contractor shall also maintain a network operations daily log with all BFT communications performance and Comtech management/maintenance activities noted in accordance with CDRL

Updated 24 August 2007

C001. All anomalies, to include security events noted from log analysis must be noted, regardless of duration. Cause (if known), any actions taken to resolve, and final resolution shall also be included. All data products shall be protected in storage and transmission in accordance with Product Manager Blue Force Tracking Data Handling and Transmission Guidance. Archiving of security event-related data will be IAW DoD and Army guidance.

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6000AA		A	TDP ___ TM -_ OTHER MGMT
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Status Report			Packet Switch and Operations
C001				Daily Log

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80368		SOW para. 3.2		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Weekly
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Contractor may propose alternative format. Relevant network performance data, used operationally to support the Global FBCB2 BFT network, shall be provided on a weekly basis.

The operations daily log shall be provided to PM BFT/Operations immediately following the completion of each operational day, defined as 0000Z - 2359Z. Delivery shall be accomplished via government provided website or email in a format acceptable to the BFT Operations Lead. If email is used, addressees will be coordinated with the BFT Operations Lead.

				15. TOTAL		1

***Note CLIN 0101AA etc for CDRLs assumes Contract structure of CLINs 0001AA -0099AA set aside for Satellite Service, and this tracks to the Data Item assignment per CDRL, ie C001 = CLIN 0101AA

3.3 Army FBCB2 BFT Network Operations Center (NOC) Connectivity to Satellite Services

The Contractor will provide, as a minimum, two independent communications paths from each and every commercial Earth Station providing BFT coverage, to each FBCB2 BFT Network Operations Center (NOC), as determined by Product Manager – Blue Force Tracking (PdM BFT),

                                                                                                                           The Contractor shall provide and maintain the equipment needed to affect this connectivity.        equipment provided by the Contractor under previous contracts shall be used to the maximum extent possible. Circuit connectivity between all of the commercial earth stations and all of the BFT NOCs will be maintained at         availability from the commercial earth stations to the FBCB2 BFT NOCs

                                                  Availability will be calculated on a monthly basis and measured annually. Availability calculation will exclude outages (i) planned, scheduled and approved by PdM FBCB2 BFT in advance; (ii) caused by external interferences beyond Contractor’s control; and (iii) conditions of force majeure. Contractor may propose methods to calculate this availability, which may be used subject to mutual agreement from the government

Contractor shall assure all servers, switches, routers and firewalls used on the BFT network and managed by Comtech will be Information Assurance Vulnerability Assessment (IAVA) compliant. The BFT Network must meet the of Army Regulation 25-2, DoD 8500.1 and 8500.2, to include related security certification and accreditation documentation. If these requirements are not met, Contractor shall provide a plan to meet the requirements. All network and security devices shall be kept current, configurations will be installed to allow the most secure network possible while allowing for proper operation, and access to (and through) the network devices will be strictly controlled. Server Operating Systems will be kept up to date and IAVA compliant. Contractor will assist PdM FBCB2 BFT personnel in performing periodic scans and inspections to insure compliance. The PdM FBCB2 BFT, or his designated representative, shall be provided with the necessary system accounts with read-only privileges to view all system and device configurations for all sites handling PM BFT data to ensure compliance with configuration management, Army Best Security Practices, and the National Security Agency router secure configuration guidelines. In addition, access will be provided to the security information management system to view any analysis results to coordinate response to security incidents.

Updated 24 August 2007

3.4 FBCB2 BFT Hardware Requirements

3.4.1 Hardware Description

The Contactor shall provide the necessary FBCB2 BFT production hardware needed to support continued fielding and operations of FBCB2 BFT over the contract period of performance, on an Indefinite Delivery, Indefinite Quantity (ID/IQ) basis. The Contractor shall also provide the necessary FBCB2 developmental units needed to support enhanced capabilities for FBCB2 BFT, when required in a particular delivery order. The hardware requirement shall include specified quantities of Comtech Model MT-2011F L-Band Transceivers, variants of the MT-2012F Mobile Terminals, the AVX-06-ECS and MT-2011-202 Airborne Terminals / airborne transceivers, packet switch equipment, Very Small Aperture Terminals (VSAT) terminals and equipment, Field Service Station (FSS) Workstation, and any other applicable equipment used in the FBCB2 BFT communications network. All data sent between the platform terminal and the Network Packet Switch must be encrypted.

                                                                                              The quantities, delivery schedules, acceptance criteria, delivery address, etc. for this equipment shall be as defined in each applicable delivery order. Each delivery order that stipulates the need for hardware will state the quantity of production units or developmental models required.

3.4.1.1 Transceiver Requirements

Transceiver components, MT-2011F, MT-2012F, MT-2011-202, and AVX-06-ECS shall be form, fit and function identical to previous versions of the same respective transceivers that were delivered to the government. Any exceptions to the F3 requirement shall be addressed by the contractor IAW section 3.8, Configuration Management of this SOW.

                                                                                                                          The color of the MT2011F / MT2012F shall be MIL-STD FS 36496 RGB Hex Code- ABADA2.

Updated 24 August 2007

3.4.1.2 Field Service Station (FSS) Workstation Requirements

The FSS Workstation provides the means to service MT-2011F, MT-2012F, MT-2011-202, and AVX-06-ECS transceivers to upgrade firmware, load encryption keys and transceiver configuration provisioning, secure transceivers for transit, and to operate through the serial interface for troubleshooting transceivers that are non-functional. The hardware consists of a computer and an eight port RS422 multiplexer to treat eight transceivers simultaneously. The multiplexer and supporting hardware are incorporated into a rack mount case that is durable and portable. With each FSS Workstation ordered under the contract, the contractor shall provide the accompanying FSS software. The FSS software runs on the Windows XP platform and supports any number of serial ports for transceiver handling. The application can use either the multiplexed hardware, or a single connection laptop for use in the field. The application requires licensing for security and traceability, and binds itself to the hardware platform it’s installed on during registration.

3.4.2 Hardware Data Requirements

As part of the monthly Contractor Status Report (CSR) required under CDRL C014, the Contractor shall also prepare and deliver to the Government a production plan and status report showing delivery times and delivery quantities on a weekly and monthly basis as described in paragraph 3.6.2. The Contractor shall also provide a Production Surge Plan as described in paragraph 3.6.4 and CDRL 016.

3.4.3 Hardware Acceptance Requirements

For each component item on order, the Contractor shall develop an Acceptance Test Procedure per CDRL C002, DI-NDTI-80603 and DI-NDTI-80566. This ATP shall be a verification of the software load, and demonstration of proper operation and function.All electrical and RF interfaces shall be tested. The acceptance test procedures shall be designed to verify proper operation and condition of each component prior to government acceptance. The conduct of the ATP shall be conducted in plant, prior to government acceptance. This acceptance will be made with documentation verifying completion of Acceptance Test Procedure (ATP) per CDRL C002, DI-NDTI-80603 by Serial Number and date. The Contractor shall report delivery data into the Wide Area Work Flow (WAWF) system. Shipping destination after acceptance is Red River Army Depot, TX, for ground platform transceivers, and Huntsville, AL, for aviation platform transceivers, unless otherwise specified or directed via execution of formal government contractual documents, for this effort. Transceivers shall be packaged and processed for shipment as soon as practicable

Updated 24 August 2007

following government acceptance. Actual shipments to destination shall begin NLT 24 hours (on weekdays) or per government disposition instructions, following government acceptance. FOB is Destination for the locations of Ft Hood, Texas, Red River Army Depot, or Huntsville, AL; Acceptance and Inspection is at origin.

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6001AA		B	TDP ___ TM -_ OTHER NDTI
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
C002	Acceptance Test Plan and Test Procedure			Systems Acceptance Test Plan and Procedure

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-NDTI-80603 AND DI-NDTI-80566		SOW para. 3.4.2		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
DD		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Plans and procedures shall be combined into a single document. The Test Procedure shall be prepared IAW DI-NDTI-80603. The Test Plan shall be Contractor prepared IAW DI-NDTI-80566. and Government approved

Submit draft Plan and Procedures 75 DAC. Government has 15 days for review and comment on submittal. Final Plan and Procedures are due 105 DAC.

Incremental and/or interim submission is acceptable.

Submit DD250 with final submission only.

MS Office suite or .PDF file format delivered via the Knowledge Center and CD ROM copy mailed to the Government POC.

Item 4: delete Block 10 of DID and prepare in Contractor format.

				15. TOTAL		1

3.4.3.1 Repair and Warranty Requirements

The Contractor shall provide cost estimates, timelines, and an action plan to provide both in-warranty and out-of-warranty repair for any BFT hardware supplied by the Contractor on this, or any other government contract.

The Contractor shall provide repair services on all items. This may include warranted items and out-of-warranty items or for all items if a warranty is not selected for any BFT hardware. Repair actions will included a Beyond Economically Repairable (BER) screening, followed by repair services with a seven (7) day Turn Around Time (TAT) for items that are repairable.

Updated 24 August 2007

3.4.4 FBCB2 BFT First Article Requirements, Testing, Test Plans and Procedures. The Contractor shall perform tests as identified in the Test Procedures to verify conformance to the Performance Specification. The Contractor shall be prepared to perform future tests and test support as listed below:

a

First Article Qualification Testing (FAQT) (option). The FAQT is to verify that the system/equipment complies with Performance Specification. (see Appendix A). This test may be required at the discretion of the Government, based on system design and design changes. The FAQT may not be required on the first production order or any predetermined order, but is to be priced for each ordering year. This requirement shall consist of the tests necessary to validate the ability of the transceiver to perform successfully after being subjected to the tests identified in Appendix A of this document. See CDRL C003, DI-NDTI-80809B, for the First Article Qualification Testing (FAQT) Report. These tests shall only be performed on hardware that has been ordered /produced /delivered on this contract. This test may be conducted concurrent with production deliveries. Assume no more than three (3) systems will be used for these tests. Requirements for FAQT are listed in Appendix A.

b.

Production FAQT Performance. The Contractor shall perform FAQT in accordance with the Government approved Test Procedures (DI-NDTI-80603). FBCB2 FAQT samples shall be randomly selected from the production line and submitted to First Article Qualification Testing. The quantity of Production computers selected for FAQT, will assumed to be three (3) systems in quantity and described in the FAQT Procedures.

c.

First Article Qualification Test (FAQT) Report (option). The Contractor shall prepare and submit a First Article Qualification Report per the CDRL C004, DI-NDTI-80809B. The report may be submitted in increments or on an interim basis after the completion of each major test grouping or as otherwise defined in the Test Procedures.

d.

Approval of First Articles. The Government’s signature on the DD 250 submitted by the Contractor with the final completed First Article Test Report shall indicate Government acceptance of the System and will be made when all comments and conditions are corrected. Final approval is subject to any outstanding comments and conditions made by the Government at the time of final First Article Qualification Test Report.

e.

Refurbishment and Delivery of Production FAQT Samples Subsequent to testing, the First Article Qualification Test samples shall be refurbished to like new condition by the Contractor or replaced by new equipment, which ever is most economical to the Government. These refurbished or new items shall be delivered as part of the equipment deliveries required by the applicable CLINs/SLINs of Section B.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6002AA		C	TDP ___TM -_OTHER NDTI
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		G. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Test Plan and Test Procedure			First Article Qualification Test
C003				(FAQT) Plan and Procedure
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-NDTI-80603 AND DI-NDTI-80566		SOW para. 3.4.4		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Weekly
DD		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Plans and procedures shall be combined into a single document. The Test Procedure shall be prepared IAW DI-NDTI-80603. The Test Plan shall be Contractor prepared IAW DI-NDTI-80566. and Government approved

Submit draft Plan and Procedures with the proposal. Government will review and comment on submittal, providing comments 30 DAC. Final Plan and Procedures are due 90 DAC.

Incremental and/or interim submission is acceptable.

Submit DD250 with final submission only.

MS Office suite or .PDF file format delivered via the Knowledge Center and CD ROM copy mailed to the Government POC.

Item 4: delete Block 10 of DID and prepare in Contractor format.

				15. TOTAL		1

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
60003AA		D	TDP ___TM -_OTHER NDTI
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		H. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Test/Inspection Report			First Article Qualification
C004				Test (FAQT) Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-NDTI-80809B		SOW para. 3.4.4		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Weekly
DD		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Submit draft report not later than 30 days after completion of FAQT Government requires 30 days to review.

 Submit final not later than 30 days after receipt of Government comments. Submit DD250 with final only.

Incremental and/or interim submission is acceptable.

MS Office or .PDF file format delivered via the Knowledge Center Web site and CD ROM copy mailed to the Government POC.

Item 4: delete Block 10 of DID and prepare in Contractor format.

				15. TOTAL		1

First Article Qualification Test (FAQT), Low Rate of Initial Production (LRIP), and Quality Assurance plans shall be included for any major new hardware supplied by the Contractor, as directed by the PdM BFT or his designated representative.

3.4.5 Packaging, Marking, and Bar Code Marking / Unique Identification (UID). All equipment shall be preserved, packed, and marked IAW Section D of the contract and this paragraph. In addition to marking requirements as specified in MIL-STD-130M, all Comtech Model MT-2011E L-Band Transceivers, the MT-2012 Mobile Terminals, the MT-2011-202 Aviation Terminals, the AVX-06-ECS Airborne Terminals / airborne transceivers, handheld transceivers, packet switch equipment, VSAT terminals and equipment, Field Service Station (FSS) Workstation, and any other applicable equipment and packaging/shipping containers will contain an additional bar-coded label in accordance with the following specifications:

a.	The Code 39 USD-3, Code 3 of 9 Symbology will be the barcode standard utilized. This symbology conforms with standards LOGMARS, DOD MIL-STD-1189, and DOD MIL-STD-129P

b.	Barcode numbering scheme will contain a 4 digit alpha-numeric hash code followed by the item serial number.

c.	The 4 Digit Hash Code will be defined as follows:

d.	The item serial number will be a 6 digit numeric code uniquely identifying each item.

e.	Barcode labels will be affixed on the equipment itself as well as the boxes or containers they are shipped in.

Updated 24 August 2007

f.	UID Label and serial number will be visible when the transceiver is installed in its mount on ground platforms.

Requirements for Unique Item Identification (UID). The Contractor shall mark the following items with UID in accordance with MIL-STD-130M:

—	MT-2011F and MT-2012F Transceivers

—	All Government Furnished Items in Contractor Possession (GFCP) over $5,000.

—	All other commercial item over $5,000.

The contractor should UID mark applicable items in human readable, bar code, and two dimensional matrix format. UID Marking is required on the transceivers (air and ground) and on the outside of the packaging material for this item, per CDRL C005 by tailoring the data item description for Bar Code Identification Report (DI-MGMT-80177A).

The contractor shall place UID marks on the MT-2011F and MT-2012F L-Band Transceivers so that they are easily accessed by scanners without component removal.

The contractor shall enter all UID date in the UID Registry via the Wide Area Work Flow (WAWF) in accordance with MIL-STD-130M.
All hardware supplied by the Contractor shall have clearly distinguishable government-approved markings showing, in both human and bar-code readable formats, the NSN, Nomenclature, part number, and serial number.

Packaging and marking Requirements. Preservation, packing, and marking for shipment shall be in accordance with Best Commercial Practices, which is also stated in Section ‘D’ of the Contract.

Handling, Storage, Preservation, Packaging, and Shipping: Preservation, packing, and marking shall be Commercial Packaging in accordance with ASTM D 3951-98 (2004 edition).

IAW with MIL-STD-129P, the Contractor shall refer to the Supplier Implementation Plan located at http://www.dodrfid.org for implementation dates, detailed information concerning the applicable commodities, and participating consignor/consignee locations.

Commercial Markings. All other items shall have acceptable commercial markings that meet the guidelines in Department of Defense Guide to Uniquely Identifying Items http://www.acq.osd.mil/uid.

3.4.5.1 MT-2011/2012 Unique Marking Requirements. In addition to the requirements above, all MT-2011F transceivers shall include the following marking requirement

                    a. All Markings, Bar codes, and UIDs shall be affixed to the top cover of the transceiver for ease of accountability but making sure that transceiver performance is unaffected.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6004AA		E	TDP ___TM -_OTHER NDTI
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		I. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Test/Inspection Report			Bar Code Identification Report
C005
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80177A		SOW para. 3.4.5		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
DD		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Submit draft report not later than 90 days after award of contract. Government requires 30 days to review.

Submit final not later than 30 days after receipt of Government comments. Submit DD250 with completion of the first program year.

Incremental and/or interim submission is acceptable.

MS Office or .PDF file format delivered via the Knowledge Center Web site and CD ROM copy mailed to the Government POC.

Item 4: delete Block 10 of DID and prepare in Contractor format.

				15. TOTAL		1

3.4.6	Software / Firmware Description

The software and firmware be compliant with all applicable guidance. All data sent between the platform terminal and the Network Packet Switch must be encrypted. The network must, at minimum, operate using the Three Key Triple Data Encryption Standard (3K3DES).

3.4.7	Software Documentations and Test Requirements

The software and firmware shall be mananged, tested and documented with the following deliverables. The Contractor shall prepare and submit a Version Description Document Report per the CDRL C006, IAW DI-IPSC-81442. Version Description Document shall document the currently fielded system as well as the developmental software and hardware that is undergoing test in support t of this effort. As major tests of the system are schedule, the Contractor shall deliver a Software Test Plan and Verification Matrix per the CDRL C007, IAW DI-IPSC-81439. The Contractor shall deliver Software Test Procedures per the CDRL C008, IAW DI-IPSC-81439. The Contractor shall deliver a Software Test Report per the CDRL C009, IAW DI-IPSC-81440. The Software Test Report Initial submission is due 30 working days after completion of SSAT.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6005AA		F	TDP ___TM -_OTHER IPSC
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		J. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Scientific and Technical Reports Summary			Version Description Document
C006

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-IPSC-81442		SOW para. 3.4.7		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
LT	D	See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Contractor format. Document to include installation instructions. Items 12 and 13: As required for all software and firmware product releases.

				15. TOTAL		1

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6006AA		G	TDP ___TM -_OTHER IPSC
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		K. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Software Test Plan, Procedure, and Description			Software Test Plan and
C007				Verification Matrix
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-IPSC-81439		SOW para. 3.4.7		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
one/p
LT	D	See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Referenced DID is for guidance only.
Contractor may provide alternate format.

Item 12: Initial submission due 30 working days prior to scheduled test.
Government requires 10 working days to review/comment.

Item 13: Final due 10 working days after receipt of Government comments. Update as required thereafter.

				15. TOTAL		1

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6007AA		H	TDP ___TM -_OTHER MGMT
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		L. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Software Test Plan, Procedure, and Description			Software Test Procedures
C008
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-IPSC-81439		SOW para. 3.4.7		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
one/p
LT	D	See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Referenced DID is for guidance only. Contractor may provide alternate format.

Item 12: Initial submission due 60 working days prior to scheduled test. Government requires 10 working days to review/comment.

Item 13: Final due 7 working days prior to scheduled test. Update as required thereafter.

The Contractor shall post the document on the PEO Knowledge Center.

The Contractor shall also provide a soft copy electronically to the Program Manager and Contracting Officer.

				15. TOTAL		1

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6008AA		J	TDP ___ TM -_ OTHER IPSC
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		M. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Software Test Plan, Procedure, and Description			Software Test Report
C009
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-IPSC-81440		SOW para. 3.4.7		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ONE/P
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Referenced DID is for guidance only. Contractor may provide an alternate format.

Item 12: Initial submission due 30 working days after completion of SSAT via LT. Government requires 10 working days to review/comment.

Item 13: Final due 10 working days after receipt of Government comments.

The Contractor shall post the document on the PEO Knowledge Center.

The Contractor shall also provide a soft copy electronically to the Program Manager and Contracting Officer.

				15. TOTAL		1

Updated 24 August 2007

3.4.8	System Specification

CDRL C010 -N/A.

3.4.9	Training Documentation – N/A

CDRL C012 – N/A. .

3.4.8	User Manual Requirements – N/A

CDRL C011 – N/A.

3.5 Engineering Services for Improved FBCB2 BFT Network Components and Software

When required in a particular delivery order, the Contractor shall provide engineering services to change and/or improve specific FBCB2 BFT network operations and network components. The specific technical requirements, period of performance, delivery schedule, hardware requirements, test requirements, etc. of the change or improvement will be delineated in the specific delivery order that authorizes the work.

3.6 Program Management Services and Data Requirements

The Contractor shall provide Program Management services to ensure the proper operation and maintenance of the satellite network, to include all of the tasks required for the basic contract’s Network Terminal Management Services and the Army FBCB2 BFT NOC Connectivity to Satellite Services. The Contractor shall plan, establish, implement, and control objectives and requirements throughout the period of performance for this SOW. The Contractor shall perform the business and administrative planning, organizing, directing, coordinating, controlling, and approval actions designated to accomplish overall program objectives. The Contractor will organize personnel resources within an Integrated Product Team (IPT) structure. IPTs will, in general, be staffed with a mixture of Government, Contractor, and other personnel operating in a seamless organizational structure. The Contractor and Government will establish an integrated product and process management approach to execute the contract. The Contractor shall participate in and support Contractor / Government IPTs for the purpose of managing the contract activities. The Contractor shall submit meeting minutes in accordance with CDRL C013, and monthly Contract Status Reports (CSRs) in accordance with CDRL C014. The Contract Status Report shall be the mechanism that the Contractor uses to report progress of ongoing contract activities, to include the status of funding progress on the engineering services aspect of this contract.

3.6.1 Programmatic / Technical Reviews and Meetings

The Contractor shall conduct Quarterly programmatic / technical review meetings during the contract period of performance. The Contractor shall arrange and host all program reviews, unless otherwise directed by the Government. The Contractor shall prepare an agenda for each major review no later than 10 working days prior to the scheduled review. This agenda shall be coordinated and finalized with the Government via email and/or telecoms. Upon the conclusion of each review, the Contractor shall prepare meeting minutes IAW CDRL C013.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6009AA		K	TDP ___ TM -_ OTHER MISC
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		N. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Scientific and Technical Reports Summary			Meeting Minutes
C013
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MISC-80048		SOW para. 3.6.1		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
A				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: delete Block 10 of DID and prepare in Contractor format.

Item 12: Initial submission due 10 working days after completion of program review/meeting. The Government requires 10 days for review/comment. Then, resubmission due 5 working days after receipt of Government comments.

Item13: Submission due 10 working days after completion of program review/meetings. The Government requires 10 days for review/comment. Then, resubmission due 5 working days after receipt of Government comments.

MS Office or .PDF file format delivered via the PEO Knowledge Center Web site

				15. TOTAL		1

3.6.2 Contract Status Reporting

When Engineering Services are required by a particular Delivery Order, the Contractor shall provide monthly Contract Status Reports (CSRs) in accordance with the CDRL C014. The CSR shall include progress/status reporting against the delivery schedule in effect on this contract. Each update shall maintain a running history of progress in meeting schedules and include a brief description of activities and accomplishment during each reporting period. The Contractor shall use the CSR to identify changes, the status of the critical path, provide risk management plan and updates, and to document slippages to the delivery schedule (this does not relieve the requirement to notify PCO of schedule slips). Government acceptance of CSR does not assume Government concurrences with its content or changes to schedules presented therein. The monthly Contract Status Report and the Contract Performance Report (CDRL C008) may be combined into one report for submittal to the Government.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6010AA		L	TDP ___ TM -_ OTHER MGMT
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Comtech – FBCB2 BFT
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Status Report			Contract Status Report (CSR)
C014
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80227 AND DI-MGMT-80368		SOW para. 3.6.2		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
MONTHLY
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Prepare in contractor format with content described in the DID and SOW.

Item 12: Submit 1st Report not later than the 10th of the first calendar month following the Post Award Conference.

Item13: Submit updates not later than the 10th of each calendar month thereafter.

The Contractor shall post the document on the PEO Knowledge Center.

Submit narrative CSR in MS Word file format and schedule tracking/progress in MS Excel or MS Project file format. Data delivery in accordance with SOW 3.6.2

				15. TOTAL		1

3.6.3 Contract Performance Report

The Contractor shall submit the Contract Performance Report (CPR) to include financial data under this contract, in Contractor format, IAW CDRL C015 and use the output of this analysis to determine the progress towards completion of each awarded delivery order. The performance information reported by the subcontractors shall be incorporated and integrated into the Contractor’s management system. The Contractor shall be responsible for reviewing and assuring the validity of all subcontractor reporting.

The monthly Contract Status Report CDRL C014 and the Contract Performance Report CDRL C015 may be combined into one report for submittal to the Government.

The Contractor shall provide a summary of FFP, T&M and CPFF funding and expenditures for each task. The report shall be prepared in Contractor format and shall include the following:

—	Delivery Order level: Amount funded, cumulative billed to date, and an Estimate to Complete.

—	Task Order Level: Amount funded, cumulative billed to date, and funding remaining

—	Any Cost and/or Schedule variances

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6011AA		M	TDP ___ TM -_ OTHER MGMT
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		O. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Contract Performance Report			Contract Financial Report
C015
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81466A		SOW para. 3.6.3		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Weekly
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Prepare in Contractor format.

Item 12&13: The Contract Performance Report shall report cost performance up to the end of each accounting month. The initial Contract Financial Report shall be submitted the 15th of the first calendar month after the end of the first accounting month and monthly thereafter through the end of the contract.

The Contractor shall post the document on the PEO Knowledge Center.

The monthly Contract Status Report and the Contract Performance Report may be combined into one report for submittal to the Government.

				15. TOTAL		1

3.6.4 Production Surge Plan

If required by specific DO, the Contractor shall deliver a Production Surge Plan per CDRL C016, DI-MGMT-80969. The Contractor shall, within 60 days from the date of award, furnish the Contracting Officer with a Production Surge Plan that includes a delivery schedule showing the maximum sustainable rate of delivery of all production transceivers/components on this contract. This delivery schedule shall provide acceleration by month up to the maximum sustainable rate of delivery achievable within the Contractor’s existing facilities, equipment, and subcontracting structure. This Plan will address the surge capacity possible at no increase to the contract prices as well as the surge capacity possible at an additional cost. Based on this Plan, a mutually agreed to increase in the quantity of supplies or services called for under this contract by no more than x % percent; and the acceleration of the rate of delivery may be established for this contract, after contract award or to be established by negotiation.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6012AA		N	TDP ___ TM -_ OTHER MGMT
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		P. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Production Surge Plan			Production Surge Plan
C016
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80969		SOW para. 3.6.4		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
OT
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

The Production Surge Plan shall be prepared IAW DI-MGMT-80969 and shall be submitted 60 days after the contract award. This Plan shall include a delivery schedule showing the maximum sustainable rate of delivery for transceivers in this contract. This delivery schedule shall provide acceleration by month up to the maximum sustainable rate of delivery achievable within the Contractor’s existing facilities, equipment, and subcontracting structure. This Plan will address the surge capacity possible at no increase to the contract prices as well as the surge capacity possible at an additional cost. Based on this Plan, a mutually agreed to increase the quantity of supplies or services called for under this contract by no more than x % percent; and the accelerate the rate of delivery may be established for this contract, at a price or cost established after contract award or to be established by negotiation.

The Contractor shall post the document on the PEO Knowledge Center. The Contractor shall also provide a soft copy electronically to the Program Manager and Contracting Officer.

				15. TOTAL		1

3.6.5 Contractor Cost Data Reporting (CCDR).

Applicability: Cost data reporting is required under this contract on all CPFF portions of the contract, the Packet Switches and Field Service Stations (FSS), and all cost items that were added to the commercial item MT 2011E and MT 2012E transceivers at the request of FBCB2. The cost data reporting will reflect all appropriate Delivery Orders placed during each year.

Exception: The PM does not require CCDR reporting on the CCDR effort.

3.6.5.1   Reporting Elements. Contractor cost data shall be collected on all reporting elements specified in CDRL C017, C018, and C019, the RFP or in the contract that references the reporting requirements in the Contract Cost and Software Data Reporting (CSDR) Plan approved by the Cost Analysis Improvement Group (CAIG) Chair, see attachment ?? for the FBCB2 CSDR plan numbered A-04-E-C6. The contractor is responsible for editing the CAIG approved CSDR plan issued with the RFP and returning the edited plan to the PM for reapproval during negotiations process. Reporting elements are any contract items on which data are to be collected. They primarily consist of Work Breakdown Structure (WBS) elements but also include such other subdivisions as General and Administrative (G&A) expense and profit or fee. The requirements for these reports shall be specified in the Request for Proposals (RFP). More than one contractor (prime, associate, or subcontractor) may report on a reporting element.

Updated 24 August 2007

3.6.5.2  Report Submission. Contractors shall submit the CCDRs showing actual and estimated contract costs at frequencies specified in the contract/CSDR plan. Reports shall be prepared in accordance with the guidelines and definitions that follow

3.6.5.3  Prime contractors and subcontractors are subject to the same criteria in determining reporting requirements. A subcontractor whose contract meets the dollar thresholds and other criteria specified in Chapter 2 of CCDR Manual 5000.4M-1shall have CCDR requirements included in its contract with the prime contractor. The prime or associate contractor is responsible for incorporating the subcontractor’s reporting requirements into the affected contracts. Subcontractors shall report directly to the DCARC to facilitate processing. A copy of the report may also be provided to the prime contractor if the subcontractor agrees.

          a. Contractors shall report all actual and estimated costs, regardless of contract ceiling or contract type (e.g., firm fixed price). This requirement may result in reported costs being higher than costs actually paid for by the government. Report all cost data in thousands of dollars rounded to the nearest tenth, unless otherwise specified in the RFP or contract. For example, $245,671,423 would be reported as $245,671.4.

          b. All contractor data sources must be included. In situations where the data cannot be provided in the requested format without a major effort or a major change to the accounting system (e.g., if a contractor’s accounting system does not aggregate to a specified cost category), the contractor shall provide a best estimate. The contractor shall provide the basis for the estimate in the “Remarks” section of the appropriate report.

          c. When the same contract contains different models or versions of an end item as separate contract line items, separate reports may be required on each model or version. The requirement for separate reporting shall be delineated in the CSDR Plan, the RFP, and the contract. A separate reporting requirement can be expected when there are significant cost or technical characteristic differences between the models or versions.

          d. Each form contains a section for Remarks. Use this section, and additional sheets as required, whenever space provided for a data item is insufficient or the contractor must deviate from the format or definitions. The instructions for a specific form may suggest the use of the “Remarks” section in certain instances. In the “Remarks” section of each required form, contractors reporting to the Department of Defense shall note the names, purchase orders, and subcontract numbers of subcontractors designated to submit reports directly to the Department of Defense.

          e. If no costs were incurred during a reporting period, the contractor shall insert a zero (0) in the appropriate place on the form.

          f. The Data Item Descriptions (DIDs) for the CCDRs define recurring and nonrecurring costs. If contractors must deviate from these definitions when reporting, the DCARC encourages them to coordinate with the DoD PM and CWIPT to reach an agreement on how costs are to be split between recurring and nonrecurring costs. This agreement should be reached at the same time the CWBS and dictionary are being prepared and approved. (All DIDs can be accessed at http://assistdocs.com/search/search_basic.cfm)

Data is to be submitted using DD Form 1921, “Cost Data Summary Report,” and its related Data Item Description (DID), DI-FNCL-81565A, and DD Form 1921-1, “Functional Cost-Hour and Progress Curve Report,” and its related DID, DI-FNCL-81566A. The DCARC shall use the DIDs as

Updated 24 August 2007

one of the bases for report validation. Copies of DD Form 1921 and DD Form 1921-1 are available at the following Web site: http://dcarc.pae.osd.mil/ccdr/ccdr_formstools.htm. Copies of the Microsoft Excel templates for each report and the CCDR Pre-processor tool are available at http://dcarc.pae.osd.mil. All reports should be posted to the DCARC website and on the PEO C3T Knowledge Center.

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6013AA		P	TDP ___ TM -_ OTHER MGMT
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		Q. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Contractor Cost Data Reporting (CCDR)			Contract Work Breakdown
C017				Structure (CWBS)
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81334B		SOW para. 3.6.5		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
REQ		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB	1	1

Item 12 and 13: The initial CWBS and data dictionary shall be submitted within 60 days after contract award. Government requires 30 working days for review/comment. Incorporation of comments due 30 working days after receipt of Government comment. Subsequent date of submission shall be made as required or upon major revision. The Contractor is responsible for maintaining the CWBS dictionary during the life of the contract

Block 14 Distribution is to be two soft copies to be posted on the PEO Knowledge Center Web Site for PRIVATE access by designated personnel with password And to the responsible DoD office for receiving and storing all CCDR-related formats which is: Defense Cost and Resource Center (DCARC) (703) 601-4850. The web site address for the cognizant office http://dcarc.pae.osd.mil. Encryption certificates can be obtained by accessing the DACIMS registration page at this site. After registering, data files can be e-mailed as attachments to CCDRPO@osd.pentagon.mil.

Prepare the CWBS in electronic format in accordance with the detailed instructions contained in Data Item Description DI-MGMT-81334. Prime Contractors are responsible for flowing down CCDR requirements contained in their prime contracts to all subcontractors who meet the reporting thresholds. This includes requiring subcontractors to electronically report directly to the PM and DCARC. Subcontractors must post their reports to the DCARC and email them to the PM.

				DCARC See Item 16	1	1

				15. TOTAL	1	1

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6014AA		Q	TDP ___ TM -_ OTHER FNCL
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		R. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Contractor Cost Data Reporting (CCDR)			Cost Data Summary Report
C018				(CDSR) DD Form 1921

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-FNCL-81565A		SOW para. 3.6.5		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
LT	REQUIRED	See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB	1	1

Item 12: The initial CDSR shall be submitted within 180 days after contract award. The 180 days consists of the “as of” date that is 120 days after the month of final delivery and an additional 60 days for submission time. Must have EAC per element. . PM FBCB2 requires submission to the PM by email, for review/change purposes, 10 working days prior to formal submission to DCARC and PM KC.

Item 13: Submit in accordance with: DD Form 2794 CSDR Contract Plan, the CAIG Chair-approved Contract Cost and Software Data Reporting (CSDR) Plan provisions, the WBS Data Dictionary, and the CCDR Manual (DoD 5000.4M-1). PM FBCB2 requires submission to the PM by email, for review/change purposes, 10 working days prior to formal submission to DCARC and PM KC. Update as required therafter. The CCDR Manual and form templates to use are available from the DCARC Web site at http://dcarc.pae.osd.mil
Item 12 &13: The contractor is responsible for correcting and mitigating reported errors and deficiencies in DCARC validation/rejection letter within DCARC suspense date unless an extension is granted by DCARC.
The CCDR Manual and form templates to use are available from the DCARC Web site at http://dcarc.pae.osd.mil

Item 14:; Distribution is to be two soft copies to be posted on the PEO Knowledge Center Web Site for PRIVATE access by designated personnel with password And to the responsible DoD office for receiving and storing all CCDR-related formats which is: Defense Cost and Resource Center (DCARC) (703) 601-4850 . The web site address for the cognizant office http://dcarc.pae.osd.mil. Encryption certificates can be obtained by accessing the DACIMS registration page at this site. After registering, data files can be e-mailed as attachments to CCDRPO@osd.pentagon.mil.

Prepare CCDR data in electronic format in accordance with the detailed instructions contained in Data Item Description DI-FNCL-81565A. Prime Contractors are responsible for flowing down CCDR requirements contained in their prime contracts to all subcontractors who meet the reporting thresholds. This includes requiring subcontractors to electronically report directly to the PM and DCARC. Subcontractors must post their reports to the DCARC and email them to the PM.

				DCARC See item 16	1	1

				15. TOTAL	1	1

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6015AA		R	TDP ___ TM -_ OTHER FNCL
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		S. CONTRACTOR
Comtech – FBCB2 BFT				Comtech

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Contractor Cost Data Reporting (CCDR)			Functional Cost Hourly Report
C019				(FCHR) (DD Form 1921-1 Part 1)
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-FNCL-81566A		SOW para. 3.6.5		SFAE-C3T-FB
7. DD 250 REQ	9.DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
LT		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB	1	1

Item 12: The initial FCHRs shall be submitted within 180 days after contract award. The 180 days consists of the “as of” date that is 120 days after the month of final delivery and an additional 60 days for submission time. Must have EAC per element. PM FBCB2 requires submission to the PM by email, for review/change purposes, 10 working days prior to formal submission to DCARC and PM KC.

Item 13: Submit in accordance with : DD Form 2794 CSDR Contract Plan, the CAIG Chair-approved Contract Cost and Software Data Reporting (CSDR) Plan provisions, the WBS Data Dictionary, and the CCDR Manual (DoD 5000.4M-1). PM FBCB2 requires submission to the PM by email, for review/change purposes, 10 working days prior to formal submission to DCARC and PM KC. Update as required thereafter. The CCDR Manual and form templates to use are available from the DCARC Web site at http://dcarc.pae.osd.mil
Item 12 &13: The contractor is responsible for correcting and mitigating reported errors and deficiencies in DCARC validation/rejection letter within DCARC suspense date unless an extension is granted by DCARC.
The CCDR Manual and form templates to use are available from the DCARC Web site at http://dcarc.pae.osd.mil

Item 14: Distribution is to be two soft copies to be posted on the PEO Knowledge Center Web Site for PRIVATE access by designated personnel with password And to the responsible DoD office for receiving and storing all CCDR-related formats which is:  Defense Cost and Resource Center (DCARC) (703) 601-4850. The web site address for the cognizant office http://dcarc.pae.osd.mil. Encryption certificates can be obtained by accessing the DACIMS registration page at this site. After registering, data files can be e-mailed as attachments to CCDRPO@osd.pentagon.mil.

Prepare CCDR data in electronic format in accordance with the detailed instructions contained in Data Item Description DI-FNCL-81565A. Prime Contractors are responsible for flowing down CCDR requirements contained in their prime contracts to all subcontractors who meet the reporting thresholds. This includes requiring subcontractors to electronically report directly to the PM and DCARC. Subcontractors must post their reports to the DCARC and email them to the PM.

				DCARC See item 16	1	1

				15. TOTAL	1	1

3.6.6 Accounting for Contractor Support - Contractor Manpower Report.

Updated 24 August 2007

In accordance with Section G-1 of the contract, clause 52.6080 Report Required by National Defense Authorization Act for Fiscal Year, May 2000:

The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://contractormanpower.army.pentagon.mil. The required information includes: (1) Contracting Office, Contracting Officer, Contracting Officer’s Technical Representative; (2) Contract number, including task and delivery order number; (3) Beginning and ending dates covered by reporting period; (4) Contractor name, address, phone number, e-mail address, identity of contractor employee entering data; (5) Estimated direct labor hours (including sub-contractors); (6) Estimated direct labor dollars paid this reporting period (including sub-contractors); (7) Total payments (including sub-contractors); (8) Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different); (9) Estimated data collection const; (10) Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information); (11) Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on website); (12) Presence of deployment or contingency contract language; and (13) Number of contractor and sub-contractor employees deployed in theater this reporting period (by country). As part of its submission, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement. Reporting period will be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year. Contractors may use a direct XML data transfer to the database server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor’s systems to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the XML direct transfer may be downloaded from the web.

A copy of the data provided to OSD will also be provided to the PM technical POC, per CDRL C020 DI-MISC-80711A.

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6016AA		S	TDP ___TM -_OTHER MISC
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		T. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Scientific and Technical Reports			Contractor Manpower Report.
C020
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MISC-80711A		SOW para. 3.6.6		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION

DD		See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1
Delete Block 10 of DID and prepare in Contractor format See SOW paragraph 3.6.6 for submission requirements				https://Contractorman power.army.pentagon. mil.		1
				SFAE-C3T-FB-BMD anita.essesfernandez@ us.army.mil		1

				15. TOTAL		1

3.7 Information Security

3.7.1 Security Design

All Comtech supplied services and products used on the BFT network shall meet the requirements set forth in FIPS 140-2 for level 2 compliance, Army Regulation 25-2, DoDI 8500.1 and DoDI 8500.2, and the BFT System Security Authorization Agreement System Requirements Traceability Matrix. If these requirements cannot be met, a waiver must be secured from the Army. Any variance from the requirements in this paragraph must be approved in writing by the Government prior to use on the BFT network. As software and hardware products and security functionality are updated, the Contractor shall adapt the design of the FBCB2 BFT functions to meet security requirements. The FBCB2 BFT system will operate as a Mission Assurance Category (MAC) Level I, as described in DoDI 8500.1, and will meet the IA requirements for the protection of information at this level.

Contractor personnel performing IT Position Category duties as defined in AR 25-2 and applicable to unclassified DoD information systems, must meet the investigative and assignment requirements IAW AR 25-2 and AR 380-67. An IT Position Category Designator indicates the level of IT access required to execute the responsibilities of the position based on the potential for an individual assigned to the position to adversely impact DoD missions or functions. Position categories include: IT-I (Privileged), IT-II (Limited Privileged) and IT-III (Non-Privileged). Investigative requirements for each category are defined in Paragraph 4-14a, AR 25-2 (Reference 2). IT Postion Management is the responsibility of the contractor. The contractor maintains administrative accounting and control of all CMS FBCB2 BFT authorized IT Positions. A by-name listing of personnel assigned to IT Level positions will be used to maintain accountability of assignment to IT-sensitive positions. Upon assignment to a position, the appropriate investigation will be initiated. An individual will not be allowed to work in an IT-sensitive until the investigative requirements are met. If the appropriate investigative requirements cannot be favorably adjudicated, the individual will not be assigned to the IT-sensitive position. The government’s

Updated 24 August 2007

authorized representatives will request review of these positions to ensure compliance. Classified information / material will be protected IAW the Department of Defense, 5220.22-M, National Industrial Security Program - Operating Manual (NISPOM). Security Requirements will be specified in the Contract Security Classification Specification, DD Form 254.
Any foreign participation will be handled IAW AR 380-10, Technology Transfer, Disclosure of Information and Contacts with Foreign Representatives, CECOM Regulation 380-16, Industrial Security, and affiliated regulations and/or supplements.

3.7.2 Physical Security

The Contractor shall provide for physical security of the hardware (to include securing disc storage) in accordance with AR 190-13. The Contractor shall maintain in plant mechanisms to ensure proper handling, development, and protection of all classified material.

3.7.3 Security Considerations

Certification and Accreditation requirements are addressed in Interim Department of Defense (DoD) Information Assurance (IA) Certification and Accreditation (C&A) Process Guidance, July 6, 2006; Department of the Army Strategy for the Implementation of the Interim DOD Information Assurance Certification and Accreditation Process (DIACAP), November 2006;     and Army Information Assurance (IA) Certification and Accreditation (C&A) Process. Best Business Processes, 17 November 2006.. The C&A process is based on a continuing engineering and documentation update process. As new software products and security functionality are updated and added, the Contractor shall adapt the design of the FBCB2 BFT network components to meet Department of Defense, Department of the Army and Program Executive Office Command Control and Communications Tactical (PEO C3T) Information Assurance requirements.

The Contractor shall support the update and maintain a complete FBCB2 BFT security architecture for the integrated information network that incorporates state-of-the-art security devices/functionalities and simultaneously accommodates multiple levels of classifications as appropriate. The Contractor will continue to provide minimum physical security of the hardware and software in the operational environment, i.e., lockdown capabilities for the hardware, secure storage for the software, and other physical security features as required by AR 25-2, AR 380-5 and DoD 5220.22-M, NISPOM. Security documentation of all aspects of the BFT CMS will be kept up-to-date by the contractor IAW the DIACAP process.

Classified information/material will be protected IAW the NISPOM. Security Requirements will be specified in the Contract Security Classification Specification, DD Form 254. Any foreign participation will be handled IAW AR 380-10, Foreign Disclosure and Contacts with Foreign Representatives, NISPOM, and affiliated regulations and/or supplements.

3.8 Configuration Management

3.8.1 Configuration Management Documentation

The Contractor shall maintain an in-house configuration management system and provide configuration control of documentation and equipment that are used within the FBCB2 BFT satellite network.

Updated 24 August 2007

3.8.2 Configuration Control Board

Throughout the life of the contract, the Contractor shall establish, maintain, and co-chair with the Government a Configuration Control Board (CCB) to manage the configuration of all Comtech provided products and services on the BFT network. The CCB shall maintain up-to-date documentation and accurate Interface Control Documents (ICD’s), and will evaluate any Engineering Change Proposals (ECP’s) affecting the BFT network for accuracy and network compatibility. No changes to the BFT network shall be made without the approval of the Product Manager Blue Force Tracking; Chief, PM FBCB2/TMD; or their designated representatives, who will be kept fully informed of all proposed changes by the CCB. All products used on the BFT network are controlled by the CCB. The Contractor shall prepare ECPs when Contractor or government initiated changes to controlled products are required to support new / emerging requirements, to address F3 changes, or to correct deficiencies. The Contractor shall also respond to externally generated ECPs and provide impact assessments as requested by the CCB.

The Government shall have full access and rights of review for all aspects of the BFT network, including waveform, hardware, software, firmware, and documentation.

A Management Plan is required for the establishment and maintenance of the CCB (CDRL C021), as well as minutes from each CCB meeting (CDRL C013). Any documents submitted to the CCB, or required to be kept by the CCB, must be submitted to the Government (CDRL C022).

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6017AA		T	TDP ___ TM -_ OTHER MISC
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		U. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Configuration Control Board			Management Plan
C021
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80004		SOW para. 3.8.2		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
As Required
LT	D	See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			See Item 16			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Contractor format is acceptable
Item 12: Initial submission due 30 calendar days after award of contract.
     The government requires 10 working days after receipt for review/comments.
Item 13: Final submission of approved plan due 10 working days after receipt of Government comments/revisions

The Contractor shall post the document on the PEO Knowledge Center.
The Contractor shall also provide a soft copy electronically to the Program Manager and Contracting Officer.

				15. TOTAL		1

Updated 24 August 2007

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY:
6018AA		U	TDP ___ TM -_ OTHER E
D. SYSTEM/ITEM		E. CONTRACT/PR NO.		V. CONTRACTOR
Comtech – FBCB2 BFT				Comtech
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
	Scientific and Technical Reports			CCB Documents
C022
4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-E-5550		SOW para. 3.8.2		SFAE-C3T-FB
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
ASREQ
LT	D	See Item 16	See Item 16		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
				a. ADDRESSEE	Draft	Final
A			ASREQ			Reg	Repro
16. REMARKS				SFAE-C3T-FB		1

Item 4: Contractor format is acceptable.

Item 12: Initial submission of all documents due 30 days after contract award. Update as required thereafter. Updated documentation due to government within 7 days after completion.

Required documents: all of the Contractor’s technical data and computer software relevant to the Force XXI Battle Command-Brigade & Below (FBCB2)/Blue Force Tracking (BFT) System that are in existence and within the Contractor’s possession and control at the time of award, and any subsequent updates or additional technical data and computer software generated in the normal course of business, as they become available.

The Contractor shall post the documents on the PEO Knowledge Center. The Contractor may also provide a soft copy electronically to the Program manager and Contracting Officer.

				15. TOTAL		1

3.9 Technical Points of Contact

The Technical Points of Contact for this Contract are identified by Functional Responsibility:

For L-band Satellite Service, Network Engineering and Management Services, Army FBCB2 BFT NOC Connectivity to Satellite Services and Engineering Services for Improved FBCB2 BFT Network Components and Software

     For FBCB2 BFT Hardware Requirements

Updated 24 August 2007

APPENDIX A
Transceiver Specifications

BPSK – Bi-Polar Shift Keying	DSS – Direct-sequence Spread Spectrum
DES – Digital Encryption Standard	RHCP – Right Hand Circular Polarized
LHCP – Left Hand Circular Polarized	DSP – Digital Signal Processor

Updated 24 August 2007

Updated 24 August 2007

MT2011F / MT2012F

1.

2.	Performance Parameter Changes:

	a.	Filter Specifications

b.	C/No performance

Updated 24 August 2007

APPENDIX B

The following Environmental/EMI Tests are required for all equipment supplied under the FBCB2/BFT Contract for Terrestrial Antennas/Transceivers and Support Hardware.

A. Operating Temperature: The transceiver shall be capable of continuous operation over an ambient temperature range of ___ degrees C to ___ degrees C in still air. The tests for low temperature and high temperature are defined in MIL-STD-810E Procedure II, Methods 502.3 and 501.3 respectively.

B. Aggravated Vibration: The transceiver shall be capable of sustaining exposure to an aggravated vibration environment as defined below. The aggravated vibration environment seen by the computer will be as specified in table below with duration of exposure of two hours on each axis. This requirement will be tested with a ___dB tolerance in Power Spectral Density (PSD) IAW MIL-STD-810E, Method 514, Section II-1.1.

Vibration Environment for Computer Qualification

C. Shock: The transceiver shall be designed to be operational after exposure to shocks identified in MIL-STD-810E, Procedure I, for Ground Equipment IAW Figures 516.4-1     and 516.4-2. The transceiver shall be subjected to at least three shocks in both directions along each of three orthogonal axes.

D. Water Tightness: The transceiver shall be protected against water penetration and shall remain operational while being exposed to the conditions identified in MIL-STD-810E, Method 506.3-3, Procedure I for Blowing Rain.

E. Altitude: The transceiver shall operate at altitudes up to 10,000 feet. Conditions associated with the altitude exposure are as defined in MIL-STD-810E, Method 500.3, Procedure II.

F. Operating Humidity: The transceiver shall conform to the operation requirements during and after exposure to humid conditions between 3% and 100% relative humidity in conjunction with changing temperatures as specified in MIL-STD-810E, Method 507.3, Procedure I.

Updated 24 August 2007

G. Explosive Atmosphere: The transceiver shall not cause ignition of an ambient explosive-gaseous mixture with air when operating in such an atmosphere. The atmosphere is as defined in MIL-STD-810E, Method 511.3, Procedure I.

H. Electromagnetic Radiation: The Transceiver shall be compliant with MIL-STD-461E, Paragraph 5 (Detailed Requirements) as specified for Army Ground Equipment:

—	Radiated Emissions, Electric Field, kHz- GHz

—	Radiated Susceptibility, Electric Field, MHz to GHz (tested in the range of kHz to GHz only)

Additional Environmental/EMI Requirements and Tests are required for all equipment supplied under this contract for Aviation Antennas/Transceivers and Support Hardware. These additional requirements and tests shall be coordinated with BFT-Aviation, and will be delineated in Delivery Orders that deal with products to be used aboard aircraft.